   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 23, 1999

                                                       REGISTRATION NOS. 2-98755
                                                                        811-4350
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933                        [ ]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 20                      [X]
                                     AND/OR
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                    [ ]
                                AMENDMENT NO. 21                             [X]

                            MARKET STREET FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              103 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 791-1700
                            ------------------------


                                                      COPY TO:
      JAMES G. POTTER, JR., ESQ.               STEPHEN E. ROTH, ESQ.
       MARKET STREET FUND, INC.           SUTHERLAND ASBILL & BRENNAN LLP
         1050 WESTLAKES DRIVE              1275 PENNSYLVANIA AVENUE, N.W.
           BERWYN, PA 19312                     WASHINGTON, DC 20004
    (NAME AND ADDRESS OF AGENT FOR
               SERVICE)


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX) [ ]IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485

[ ]ON [DATE] PURSUANT TO PARAGRAPH (b) OF RULE 485


[ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485


[X] ON MAY 1, 1999 PURSUANT TO PARAGRAPH (a) OF RULE 485

[ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
[ ] ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485

                  TITLE OF SECURITIES: SHARES OF COMMON STOCK
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                            MARKET STREET FUND, INC.

                                   PROSPECTUS

                                  May 1, 1999

                            [ ]  The Money Market Portfolio

                            [ ]  The Growth Portfolio

                            [ ]  The Bond Portfolio

                            [ ]  The Managed Portfolio

                            [ ]  The Aggressive Growth Portfolio

                            [ ]  The Sentinel Growth Portfolio

                            [ ]  The International Portfolio

This prospectus provides essential information about these portfolios. For your benefit and protection, please read it and keep it for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF THE FUND OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

OVERVIEW....................................................      1
TERMS USED IN THIS PROSPECTUS...............................      3
ABOUT THE PORTFOLIOS........................................      4
  The Money Market Portfolio................................      4
  The Growth Portfolio......................................      6
  The Bond Portfolio........................................      8
  The Managed Portfolio.....................................     10
  The Aggressive Growth Portfolio...........................     12
  The Sentinel Growth Portfolio.............................     14
  The International Portfolio...............................     16
RISKS OF INVESTING IN THE PORTFOLIOS........................     18
INVESTMENT TECHNIQUES.......................................     21
  Higher-Risk Securities and Practices......................     25
MANAGEMENT..................................................     26
DESCRIPTION OF THE FUND'S SHARES............................     28
OTHER INFORMATION...........................................     30
APPENDIX....................................................    A-1

                                    OVERVIEW

This prospectus describes seven Portfolios offered by the Fund. Each is a separate investment portfolio with its own investment objective or objectives, policies, restrictions and risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. There is no assurance that a Portfolio will achieve its investment objective or objectives, and investors should not consider any one Portfolio alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio.

The different types of securities, investments, and investment techniques used by each Portfolio all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt and other income bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the Portfolios entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments, or securities of issuers in new or emerging industries. See "Risks of Investing in the Portfolios," below.

The following chart provides a brief outline of the relative principal characteristics of each Portfolio:

                          THE MARKET STREET FUND, INC.

                          GROWTH                            SHORT-TERM
  NAME OF PORTFOLIO      POTENTIAL      INCOME POTENTIAL       RISK       TYPICAL INVESTMENTS
---------------------  -------------    ----------------    ----------    -------------------
Money Market.........  None             Low-to-Moderate     Low           Money Market
                                                                          Instruments
Growth...............  High             Moderate            Moderate      Equity Securities
                                                                          of U.S. Companies
Bond.................  Moderate         Moderate            Moderate      Income Bearing Debt
                                                                          Securities
Managed..............  Moderate-High    Moderate            Moderate      Permissible
                                                                          Investments for
                                                                          Other Portfolios
Aggressive Growth....  High             Low                 High          Equity Securities
                                                                          of U.S. Companies
Sentinel Growth......  High             Moderate            Moderate      Equity Securities
                                                                          of U.S. Companies
International........  High             Low                 High          Securities of
                                                                          Foreign Issuers

The investment objective or objectives of each Portfolio are fundamental and may not be changed unless authorized by the vote of a majority of the outstanding voting shares of the Portfolio. The investment policies of each Portfolio are not fundamental and may be changed by the Fund's board of directors without shareholder approval, unless otherwise stated in this Prospectus or the statement of additional information.

Notwithstanding their investment objective(s), each Portfolio may, for temporary defensive purposes, invest all or part of their assets in cash and/or money market instruments of the type in which the Money Market Portfolio may invest.

SHARES OF THE FUND AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND AND THE PORTFOLIOS IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF MONEY INVESTED.

                         TERMS USED IN THIS PROSPECTUS

ADVISER:  Any of the investment advisers to the Portfolios.

     - Providentmutual Investment Management Company (PIMC) serves as investment adviser to the International Portfolio

     - The Boston Company Asset Management, Inc. (TBC) serves as investment subadviser to the International Portfolio

     - Sentinel Advisors Company (SAC) serves as investment adviser to the Money Market, Growth, Bond, Managed, Aggressive Growth and Sentinel Growth Portfolios

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States and (3) foreign governments and agencies or instrumentalities of foreign governments.

INVESTMENT-GRADE SECURITIES: Securities rated, at the time of purchase, "investment grade" by a nationally-recognized statistical rating organization (NRSRO) (e.g. Baa or higher by Moody's Investors Service ("Moody's") or BBB or higher by Standard & Poor's ("S&P")) or unrated securities that the Adviser determines to be of comparable quality. (See Appendix A to the statement of additional information for an explanation of ratings.)

NON-DOLLAR SECURITIES:  Securities denominated or quoted in a foreign currency.

PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal circumstances, it invests at least 65% of its total assets in such securities.

SAI: The Fund's statement of additional information, or SAI, contains additional information about the Fund and the Portfolios and has been filed with the Securities and Exchange Commission. Investors may obtain a free copy of the SAI by contacting the Fund at the toll-free number or address shown on the back cover page of this Prospectus.

VALUE ORIENTED INVESTING: An investment strategy that involves seeking securities that:

     - Have low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);

     - Can be acquired for less than what a subadviser believes is the issuer's intrinsic value; or

     - Appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to a subadviser to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that a subadviser believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For most subadvisers, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.

                              ABOUT THE PORTFOLIOS

[ ]  THE MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

Maximum current income consistent with capital preservation and liquidity.

PRIMARY INVESTMENT STRATEGIES

The Money Market Portfolio invests exclusively in dollar-denominated money market instruments that present minimal credit risks. These include U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations. See Appendix A to the SAI for a complete discussion of the money market instruments in which the Portfolio may invest.

All of the Money Market Portfolio's money market instruments mature in 13 months or less. The average maturity of such securities, based on their weighted dollar value, does not exceed 90 days. The Portfolio intends to maintain a stable value of $1.00 per share. All of the Portfolio's assets are rated in the two highest short-term categories (or their unrated equivalents) by an NRSRO and 95% of its assets are rated in the highest category (or its unrated equivalent) by an NRSRO. A more detailed description of the rating categories is contained in the SAI.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

While the Money Market Portfolio only invests in high quality money market instruments, these investments are not entirely without risk. High quality money market instruments generally do not yield as high a level of income as longer-term or lower-grade securities. In addition, the yield of the Portfolio will vary with changes in interest rates. There is a remote possibility that the Portfolio's share value could fall below $1.00, which could reduce the value of an investment in the Portfolio.

To the extent that it invests in certain securities, the Money Market Portfolio may be affected by additional risks relating to REPURCHASE AGREEMENTS (credit risk) and WHEN-ISSUED SECURITIES (market, opportunity, and leverage risks). However, such risks are lessened by the high quality of the securities in which the Portfolio invests.

These risks are described in more detail later in this Prospectus. SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio performance from year to year over a 10-year period and by showing the Portfolio's average annual returns for one, five, and ten years. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                               [INSERT BAR CHART]

During the 10-year period shown in the bar chart, the highest return for a
quarter was [     %] (quarter ended [date]) and the lowest return for a quarter
was [     %] (quarter ended [date]).

         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1998)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Money Market Portfolio.........................  [     ]%         [     ]%        [     ]%
90 Day T-Bill..................................  [     ]%         [     ]%        [     ]%

[ ]  THE GROWTH PORTFOLIO

INVESTMENT OBJECTIVES

Intermediate and long-term growth of capital. A reasonable level of income is an important secondary objective.

PRIMARY INVESTMENT STRATEGIES

The Growth Portfolio invests primarily in common stocks of companies that the Adviser believes offer above-average intermediate and long-term growth potential. The Portfolio purchases securities only of companies that have:

     - A minimum level of sales/revenue of $50 million per year in at least one recent year

     - Profitable operations (i.e., have some net income before non-recurring gains or losses)

Generally, the Portfolio holds common stocks listed on national securities exchanges but it can hold up to 20% of its total assets in stocks only traded over-the-counter. The Portfolio also may invest in other equity securities and nonconvertible debt obligations.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                               [INSERT BAR CHART]

During the 10-year period shown in the bar chart, the highest return for a
quarter was [     %] (quarter ended [date]) and the lowest return for a quarter
was [     %] (quarter ended [date]).

         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1998)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Growth Portfolio...............................  [     ]%         [     ]%        [     ]%
S&P 500 Index..................................  [     ]%         [     ]%        [     ]%

The S&P 500 Index is a widely recognized, unmanaged index of 500 U.S. common stocks.

[ ]  THE BOND PORTFOLIO

INVESTMENT OBJECTIVE

A high level of current income consistent with prudent investment risk.

PRIMARY INVESTMENT STRATEGIES

The Bond Portfolio invests in a diversified portfolio of marketable debt securities of U.S. and foreign issuers. At least 75% of the value of the Bond Portfolio's total investment in corporate debt securities (other than commercial paper) consists of investment-grade securities, and the remaining 25% may be invested in such securities rated one category below investment grade. Securities of foreign issuers are purchased only if they are investment grade, denominated in U.S. dollars, and pay any income in U.S. dollars.

The Bond Portfolio may purchase securities that carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stock (of the same or of a different issuer) or participations based on revenues, sales or profits.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Bond Portfolio is subject to MARKET RISK, CREDIT RISK and INTEREST RATE RISK. To the extent that it invests in certain securities, the Bond Portfolio may assume additional risks relating to LOWER QUALITY DEBT INSTRUMENTS (including above-average credit, market, and other risks), SHORT-TERM TRADING (market risk) and SECURITIES OF FOREIGN ISSUERS (risks of investing in securities of foreign issuers and information, natural event and political risks).

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Bond Portfolio by showing changes in the Portfolio performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                               [INSERT BAR CHART]

During the 10-year period shown in the bar chart, the highest return for a
quarter was [     %] (quarter ended [date]) and the lowest return for a quarter
was [     %] (quarter ended [date]).

         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1998)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Bond Portfolio.................................  [     ]%         [     ]%        [     ]%
Lehman Aggregate Bond Index....................  [     ]%         [     ]%        [     ]%

The Lehman Aggregate Bond Index is a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

[ ]  THE MANAGED PORTFOLIO

INVESTMENT OBJECTIVE

As high a level of long-term total rate of return as is consistent with prudent investment risk.

PRIMARY INVESTMENT STRATEGIES

The Managed Portfolio invests in securities that are permissible investments of the Money Market, Growth, Bond, Aggressive Growth and International Portfolios. The Adviser may invest the Managed Portfolio's assets solely in common stocks, solely in debt securities, solely in money market instruments, or in a combination of these types of investments. At least 75% of the value of the Managed Portfolio's total investment in corporate debt securities (other than commercial paper) consists of investment-grade securities, and the remaining 25% may be invested in such securities rated one category below investment grade. The Managed Portfolio also may invest in securities of issuers located in countries with emerging economies and or securities markets.

The Managed Portfolio's investment strategies may result in the Portfolio having a higher than average portfolio turnover rate. Higher portfolio turnover results in correspondingly increased brokerage expenses and other acquisition costs to the Portfolio.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Managed Portfolio is subject to MARKET RISK, FINANCIAL RISK, CREDIT RISK and INTEREST RATE RISK. To the extent that it invests in certain securities, the Portfolio may assume additional risks relating to LOWER QUALITY DEBT INSTRUMENTS (including above-average credit, market, and other risks), SHORT-TERM TRADING (market risk), and SECURITIES OF FOREIGN ISSUERS AND NON-DOLLAR SECURITIES (risks of investing in securities of foreign issuers and non-dollar securities, currency, information, natural event, emerging markets and political risks).

In order to meet the Portfolio's investment objective, the adviser must determine the proper mix of equity, debt and money market securities. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Portfolio's overall objective.

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Managed Portfolio by showing changes in the Portfolio performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the S&P 500 Index and the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                               [INSERT BAR CHART]

During the 10-year period shown in the bar chart, the highest return for a
quarter was [     %] (quarter ended [date]) and the lowest return for a quarter
was [     %] (quarter ended [date]).

        AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIODS ENDED DECEMBER 31, 1998)      PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
  -----------------------------------------      -------------    ------------    -------------
Managed Portfolio............................    [     ]%         [     ]%        [     ]%
S&P 500 Index................................    [     ]%         [     ]%        [     ]%
Lehman Aggregate Bond Index..................    [     ]%         [     ]%        [     ]%

The Portfolio's investments in equity securities are compared to the S&P 500 Index, a widely recognized, unmanaged index of 500 U.S. common stocks.

The Portfolio's investments in debt securities are compared to the Lehman Aggregate Bond Index, a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

[ ]  THE AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

A high level of long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Aggressive Growth Portfolio invests primarily in:

     -  securities of companies in new or emerging industries

     -  securities of small capitalization companies and/or unseasoned companies

Substantially all of the Portfolio's assets consist of equity securities of companies that the Adviser believes have better than average appreciation potential. The Adviser selects such securities on the basis of their appreciation potential without restriction as to their type.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Aggressive Growth Portfolio invests in securities which generally entail above-average MARKET RISK and FINANCIAL RISK. The Portfolio also is subject to SMALL COMPANY RISK. Loss of money is a significant risk of investing in this Portfolio.

To the extent that it invests in certain securities, the Portfolio may assume additional risks relating to ADRs, GDRs and EDRs (i.e., the risks of investing in the securities of foreign issuers and non-dollar securities).

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Aggressive Growth Portfolio by showing changes in the Portfolio performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the Russell 2000 Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                               [INSERT BAR CHART]

During the 10-year period shown in the bar chart, the highest return for a
quarter was [     %] (quarter ended [date]) and the lowest return for a quarter
was [     %] (quarter ended [date]).

           AVERAGE ANNUAL TOTAL RETURNS                PAST ONE          PAST 5          PAST 10
     (FOR THE PERIODS ENDED DECEMBER 31, 1998)           YEAR            YEARS            YEARS
     -----------------------------------------       -------------    ------------    -------------
Aggressive Growth Portfolio........................  [     ]%         [     ]%        [     ]%
Russell 2000 Index.................................  [     ]%         [     ]%        [     ]%

The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization companies.

[ ]  THE SENTINEL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES

The Sentinel Growth Portfolio invests in equity securities of well-established companies that the Adviser believes have more favorable growth potential than that of the U.S. economy as a whole. Such companies generally have favorable growth potential and experienced managements. Under normal market conditions, this Portfolio is fully invested in equity securities, however, the Portfolio may temporarily invest in income-bearing securities.

The Adviser favors growth potential rather than portfolio diversification in selecting securities for the Portfolio. The Adviser does not use income as a factor in selecting the Portfolio's investments. If the Adviser believes it to be appropriate, it may invest up to 25% of the Portfolio's total assets in securities of companies within a single industry.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Sentinel Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Sentinel Growth Portfolio by showing changes in the Portfolio performance from year to year over a 3-year period (from commencement of operations) and by showing how the Portfolio's average annual returns for one, two, and three years compare to those of the S&P 500 Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                               [INSERT BAR CHART]

During the 3-year period shown in the bar chart, the highest return for a
quarter was [     %] (quarter ended [date]) and the lowest return for a quarter
was [     %] (quarter ended [date]).

       AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIODS ENDED DECEMBER 31, 1998)   PAST ONE YEAR    PAST TWO YEARS    PAST THREE YEARS
 -----------------------------------------   -------------    --------------    ----------------
Sentinel Growth Portfolio..................  [     ]%          [     ]%           [     ]%
S&P 500 Index..............................  [     ]%          [     ]%           [     ]%

The S&P 500 Index is a widely recognized, unmanaged index of 500 U.S. common stocks.

[ ]  THE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE

Long-term growth of capital primarily through investments in a diversified portfolio of marketable equity securities of established foreign issuer companies.

PRIMARY INVESTMENT STRATEGIES

The International Portfolio invests primarily in equity securities of established foreign issuer companies and of companies organized in the United States but having their principal activities and interests outside the United States that the Adviser believes have potential for long-term capital growth. Many such securities are non-dollar securities. The Portfolio also may invest in other foreign issuer securities such as those of foreign governments or agencies or instrumentalities of foreign governments.

Under normal market conditions, the Portfolio invests at least 75% of its total assets in the securities of foreign issuers located (or, in the case of the securities, traded) in at least five different countries other than the United States. Nonetheless, under certain economic and business conditions the Portfolio may invest up to 35% of its total assets in the securities of issuers located (or, in the case of the securities, traded) in any one of the following countries:

     -  Australia

     -  Canada

     -  France

     -  Japan

     -  The United Kingdom

     -  Germany

The International Portfolio also may invest in securities of foreign issuers in the form of sponsored and unsponsored ADRs, EDRs and GDRs (see "Investment Techniques"). The International Portfolio also may, under normal market conditions, invest up to 35% of its total assets in investment-grade debt securities of foreign issuers. See "Risks of Investing in the Portfolios," below. The Portfolio engages in a VALUE ORIENTED investing strategy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The International Portfolio is subject to MARKET RISK and FINANCIAL RISK. The International Portfolio is subject to a significant degree of FOREIGN ISSUER AND NON-DOLLAR SECURITIES RISK. These risks include currency, information, natural event and political risks. The Portfolio's investments in securities of issuers located in countries with emerging economies or securities markets entail EMERGING MARKETS RISK. The risks of investing in securities of foreign issuers and non-dollar securities are even greater in emerging markets than in Japan or most Western European countries.

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the International Portfolio by showing changes in the Portfolio performance from year to year over a 7-year period (from commencement of operations) and by showing how the Portfolio's average annual returns for one, five, and seven years compare to those of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                               [INSERT BAR CHART]

During the 7-year period shown in the bar chart, the highest return for a
quarter was [     %] (quarter ended [date]) and the lowest return for a quarter
was [     %] (quarter ended [date]).

         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1998)     PAST ONE YEAR    PAST 5 YEARS    PAST 7 YEARS*
   -----------------------------------------     -------------    ------------    -------------
International Portfolio........................  [     ]%         [     ]%        [     ]%
EAFE Index.....................................  [     ]%         [     ]%        [     ]%

-------------------------

* The Portfolio commenced operations on November 11, 1991.

The EAFE Index is a widely recognized, unmanaged index of more than 900 companies from these regions. The EAFE Index reflects the prices of these common stocks translated into U.S. dollars with dividends reinvested net of any foreign taxes.

                      RISKS OF INVESTING IN THE PORTFOLIOS

Each Portfolio is subject to the risk that it may not achieve its investment objective, and an investor may lose money (including the principal invested) by investing in it. No one Portfolio alone should be considered a complete investment program, and any Portfolio performance could fall below that of other possible investments.

Because each Portfolio invests in a different mix of securities and employs a unique strategy for achieving its goals, the risks associated with each Portfolio will vary. While the actual performance of any mutual fund cannot be predicted, investors should consider the possible risks associated with a Portfolio's investments. Such risks include:

CORRELATION RISK. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may adversely affect the value of an investment. Currency fluctuations may negatively impact a Portfolio's portfolio even if the foreign stock has not declined in value in its own currency. For example:

     - A decline in the dollar value of other currencies would reduce the value of certain portfolio investments denominated in such currencies

     - A Portfolio may have to sell portfolio securities to pay dividends to shareholders if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such interest is paid to shareholders.

FINANCIAL RISK. For debt securities, credit risk. For equity securities, the risk that the issuer's earning prospects and overall financial position will deteriorate, causing a decline in the security's value.

RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS AND NON-DOLLAR
SECURITIES. Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in currency exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in securities of foreign issuers and non-dollar securities may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The INTERNATIONAL PORTFOLIO and the MANAGED PORTFOLIO may invest in securities of issuers located in countries with emerging economies and or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures and institutions in many of these countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated assets of private companies. In addition, unanticipated political or social developments may affect the values of investments in these countries and the ability of a Portfolio to make additional investments in them. The small size, inexperience and limited trading volume of the securities markets in certain of these countries may also make investments in such countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries. As a result, these Portfolios may be required to establish special custody or other arrangements before making certain investments in these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of these Portfolios to invest in securities of certain issuers located or doing business in these countries.

HEDGING RISK. When a Portfolio hedges an asset it holds, any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it also reduces or eliminates the potential for investment gains.

INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable.

INTEREST RATE RISK. The risk of that the market value of a debt or other income-bearing security will decline because of changes in prevailing interest rates. Generally, a rise in interest rates typically causes the market values of such securities to decline, particularly fixed-rate securities.

RISKS OF INVESTING IN LOWER QUALITY DEBT INSTRUMENTS. Lower quality debt instruments usually pay a higher interest rate than investment-grade bonds, but with the higher interest comes higher risks. Lower quality debt instruments have the following characteristics:

     - Speculative with only an adequate capacity to pay principal and interest;

     - Tend to react more to changes in interest rates than do higher-rated securities;

     - Have a higher risk of default, tend to be less liquid, and may be more difficult to value;

     - Are issued by entities whose ability to make principal and interest payments are more likely to be affected by changes in economics conditions or other circumstances;

     - Have poor prospects for reaching investment grade standing and may be in default;

     - May be more severely affected than some other financial instruments by economic recession or substantial interest rate increases, by changing public perceptions of the market, or by legislation that limits their use in connection with corporate reorganizations or limits their tax or other advantages; and

     - Are more likely to react to developments affecting market risk and financial risk than are higher quality debt instruments, which react primarily to movements in the general level of interest rates.

LEVERAGE RISK. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A Portfolio's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A Portfolio may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the Portfolio would like to sell them or at the price the Portfolio values them.

MANAGEMENT RISK. The risk that a strategy used by a Portfolio's Adviser does not produce the intended result. For example, the Adviser's judgment about the value or potential appreciation of a particular stock may prove to be incorrect.

MARKET RISK. The risk that the market value of a security may increase or decrease, sometimes rapidly and unpredictably, due to factors unrelated to the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK. The risk of losses attributable to natural disasters, crop failures and similar events.

OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

POLITICAL RISK. The risk of losses directly attributable to government actions or political events of any sort. Foreign countries may experience political or social instability or diplomatic developments that could affect investments in those countries.

SMALL COMPANY RISK. The risk of investing in securities of smaller companies. Such smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. These companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

SPECULATION RISK. Speculation involves assuming a higher than average risk of loss in anticipation of gain. If a Portfolio uses a derivative contract or derivative security to speculate rather than hedge, it is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

VALUATION RISK. The risk that the market value of an investment falls substantially below the Portfolio's valuation of the investment.

                             INVESTMENT TECHNIQUES

The Portfolios are permitted to use, within limits established by the directors, certain other securities and investment practices that have higher risks and opportunities associated with them. On the following pages are brief descriptions of these securities and practices, along with certain of their associated risks.

HIGHER-RISK SECURITIES AND PRACTICES

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
American Depositary            ADRs are receipts typically    Market, currency,
Receipts (ADRs)                issued by a U.S. financial     information, natural event,
                               institution which evidence     and political risks (i.e.,
                               ownership of underlying        the risks of investing in
                               securities of foreign          foreign issuers and non-
                               corporate issuers.             dollar securities).
                               Generally, ADRs are in
                               registered form and are
                               designed for trading in
                               U.S. markets.

-----------------------------------------------------------------------------------------
Borrowing                      The borrowing of money from    Credit risk and interest
                               banks or through reverse       rate risk.
                               repurchase agreements. No
                               Portfolio will borrow money
                               for leveraging purposes.

-----------------------------------------------------------------------------------------
Writing Covered Call Option    A call option is the right     Interest rate, market,
Contracts on Securities        to purchase a security for     hedging, correlation,
                               an agreed-upon price at any    liquidity, credit, and
                               time prior to an expiration    opportunity risks.
                               date. By writing (selling)
                               a call option, a Portfolio
                               gives this right to a buyer
                               for a fee. A "covered" call
                               option contracts is one
                               where the Portfolio owns
                               the securities subject to
                               the option so long as the
                               option is outstanding.

-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Emerging Market Securities     Any securities primarily       Credit, market, currency,
                               traded on exchanges (or        information, liquidity,
                               other markets) located in,     interest rate, valuation,
                               or issued by companies         natural event, political
                               organized or primarily         risks and the risks of
                               operating in, countries        investing in foreign
                               with emerging economies        securities and non-dollar
                               and/or securities markets      securities.
                               (typically located in Asia,
                               the Asia-Pacific region,
                               Eastern Europe, Central and
                               South America and Africa).

-----------------------------------------------------------------------------------------
European and Global            EDRs and GDRs are receipts     Market, currency,
Depositary Receipts (EDRs      evidencing an arrangement      information, natural event,
and GDRs)                      with a non-U.S. financial      and political risks (i.e.,
                               institution similar to that    the risks of investing in
                               for ADRs and are designed      securities of issuers and
                               for use in non-U.S.            non- dollar securities).
                               securities markets. EDRs
                               and GDRs are not
                               necessarily quoted in the
                               same currency as the
                               underlying security.

-----------------------------------------------------------------------------------------
Securities of Foreign          Securities of (1) companies    Market, currency,
Issuers                        organized outside the          information, interest rate,
                               United States, (2)             natural event, and
                               companies whose securities     political risks.
                               are principally traded
                               outside the United States,
                               and (3) foreign governments
                               or agencies and
                               instrumentalities of
                               foreign governments.

-----------------------------------------------------------------------------------------
Foreign Money Market           Short-term debt obligations    Market, currency,
Securities                     issued either by foreign       information, interest rate,
                               financial institutions or      natural event and political
                               by foreign branches of U.S.    risks.
                               financial institutions or
                               foreign issuers.

-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Forward Foreign Currency       Contracts involving the        Currency, liquidity, credit
Exchange Contracts             right or obligation to buy     and leverage risks. When
                               or sell a given amount of      used for hedging, also has
                               foreign currency at a          hedging, correlation, and
                               specified price and future     opportunity risks.
                               date.

-----------------------------------------------------------------------------------------
Illiquid Assets                An investment that is          Liquidity, valuation and
                               difficult or impossible to     market risks.
                               sell at approximately the
                               time that a Portfolio would
                               like to sell it for the
                               price at which the
                               Portfolio values it.

-----------------------------------------------------------------------------------------
Non-Dollar Securities          Securities issued,             Currency and liquidity
                               denominated or quoted in       risks.
                               foreign currencies.

-----------------------------------------------------------------------------------------
Lower Quality Debt             Debt securities rated BB by    Credit, market, debt
Instruments                    S&P or Ba by Moody's (or       securities, liquidity,
                               comparable unrated             valuation, and information
                               securities).                   risks, and risks of
                                                              investing in lower-quality
                                                              debt securities.

-----------------------------------------------------------------------------------------
Equity Interests in Real       Pooled investment vehicles     Credit, market, financial,
Estate Investment Trusts       that invest primarily in       prepayment, extension and
(REITs)                        income producing real          interest rate risks.
                               estate or real estate
                               related loans or interests.
                               REITs may include operating
                               companies that invest in
                               and manage income-producing
                               real estate or real
                               estate-related businesses.

-----------------------------------------------------------------------------------------
Repurchase Agreements          The purchase of a security     Credit risk.
                               that the issuer agrees to
                               buy back later at the same
                               price plus interest.

-----------------------------------------------------------------------------------------
Reverse Repurchase             The lending of short-term      Leverage and credit risks.
Agreements                     debt securities; often used
                               to facilitate borrowing.

-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Securities Lending             The lending of securities      Credit risk.
                               to financial institutions,
                               which provide cash or
                               government securities as
                               collateral.

-----------------------------------------------------------------------------------------
Short-Term Trading             Selling a security soon        Market risk.
                               after purchase or
                               purchasing it soon after it
                               was sold (a Portfolio
                               engaging in short-term
                               trading will have higher
                               turnover and transaction
                               expenses).

-----------------------------------------------------------------------------------------
Small Capitalization           Companies with market          Market and small company
Companies                      capitalization of less than    risk.
                               $1 billion measured at the
                               time of purchase.

-----------------------------------------------------------------------------------------
When-Issued Securities and     The purchase and sale of       Market, opportunity,
Forward Commitments            securities for delivery at     interest rate, credit and
                               a future date; market value    leverage risks.
                               may change before delivery.

-----------------------------------------------------------------------------------------

HIGHER RISK SECURITIES AND PRACTICES TABLE. The following table shows each Portfolio's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.


                                        MONEY                     AGGRESSIVE   SENTINEL
                              GROWTH    MARKET   BOND   MANAGED     GROWTH      GROWTH    INTERNATIONAL
                              ------    ------   ----   -------   ----------   --------   -------------
-------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES
-------------------------------------------------------------------------------------------------------
Borrowing; Reverse
  Repurchase Agreements.....    30        30      30       30         30          30            30
-------------------------------------------------------------------------------------------------------
Repurchase Agreements.......     *         *       *        *          *           *             *
-------------------------------------------------------------------------------------------------------
REITs.......................    --        --      --       --         --          --            --
-------------------------------------------------------------------------------------------------------
Securities Lending..........    30        30      30       30         30          30            30
-------------------------------------------------------------------------------------------------------
Short-term Trading..........    --        --       *        *         --          --            --
-------------------------------------------------------------------------------------------------------
Smaller Capitalization
  Companies.................     X         X       X        X          *           *             X
-------------------------------------------------------------------------------------------------------
When-Issued Securities;
  Forward Commitments.......    10        10      10       10         10           X            10
-------------------------------------------------------------------------------------------------------
CONVENTIONAL SECURITIES
-------------------------------------------------------------------------------------------------------
ADRs, EDRs and GDRs.........     X         X       *        *          X           X             *
-------------------------------------------------------------------------------------------------------
Lower Quality Debt
  Instruments...............     X         X      25(2)    25(2)       X           X             X
-------------------------------------------------------------------------------------------------------
Securities of Foreign
  Issuers and Non-Dollar
  Securities................   --25       25      25       25        --25        --25            *
-------------------------------------------------------------------------------------------------------
Emerging Market
  Securities................     X         X       X        *          X           X             *
-------------------------------------------------------------------------------------------------------
Illiquid Assets(1)..........    10        15      15       15         15          15            15
-------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES AND CONTRACTS
-------------------------------------------------------------------------------------------------------
Covered Call Options on
  Securities................     *         X       X        *          *           X             X
-------------------------------------------------------------------------------------------------------
Forward Foreign Currency
  Exchange Contracts........    --         *       *        *         --          --             *
-------------------------------------------------------------------------------------------------------


(1) Numbers in this row refer to net, rather than total, assets.

(2) May only invest up to 25% of the value of its corporate debt securities (other than commercial paper) in such securities.

LEGEND

30 A number indicates the maximum percentage of total assets (but see note 1) that the Portfolio is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the Portfolio's annual and semi-annual reports.

 * A bold check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

-- A thin check mark means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "x" mark means that the Portfolio is not permitted to use that practice or invest in that type of security.

                                   MANAGEMENT

ADVISERS

Under the terms of each investment advisory agreement, the Advisers, at their own expense and subject to the supervision of the Fund's board of directors, provide the appropriate Portfolio(s) with investment advice and manage the investment and reinvestment of a Portfolio's assets. The Advisers also perform research services and evaluate statistical and financial data relevant to a Portfolio's investment policies, and provide the Fund's directors with regular reports as to a Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by a Portfolio. The compensation (as a percentage of each Portfolio's average daily net assets) paid monthly by the Fund to PIMC or SAC, as applicable, is described in the table below.

GROWTH, MONEY MARKET, BOND, MANAGED, AND AGGRESSIVE GROWTH PORTFOLIOS. Sentinel Advisors Company serves as investment adviser for the Growth, Sentinel Growth, Money Market, Bond, Managed, and Aggressive Growth Portfolios. SAC is located at National Life Drive, Montpelier, Vermont 05604.

INTERNATIONAL PORTFOLIO. Providentmutual Investment Management Company serves as investment adviser for the International Portfolio. PIMC is located at 1050 Westlakes Drive, Berwyn, Pennsylvania 19312. PIMC has engaged The Boston Company Asset Management, Inc. to manage the investment and reinvestment of the International Portfolio's assets, subject to monitoring by PIMC and supervision by the Fund's board of directors. TBC is located at One Boston Place, Boston, MA 02108.

COMPENSATION OF PIMC AND SAC

                                                                                 MAXIMUM
                                                     FEE PAID IN 1998          ANNUAL RATE
                                                     (AS % OF AVERAGE       (AS % OF AVERAGE
               PORTFOLIO                 ADVISER    DAILY NET ASSETS)*      DAILY NET ASSETS)
               ---------                 -------    -------------------    -------------------
Growth.................................    SAC             [  ]%                  0.50%
Money Market...........................    SAC             [  ]%                  0.25%
Bond...................................    SAC             [  ]%                  0.35%
Managed................................    SAC             [  ]%                  0.40%
Aggressive Growth......................    SAC             [  ]%                  0.50%
Sentinel Growth........................    SAC             [  ]%                  0.50%
International..........................   PIMC             [  ]%                  0.75%

-------------------------

* With respect to each of the Portfolios (except the Money Market Portfolio) the fee payable by a Portfolio to PIMC or SAC is graduated so that increases in the respective Portfolio's net assets may result in a lower fee and decreases in the Portfolio's net assets may result in a higher fee. The maximum annual rate payable to each Adviser is indicated by the right-hand column above. See "Management of the Fund" in the SAI for further information.

PORTFOLIO MANAGERS

GROWTH, MANAGED, MONEY MARKET, BOND AND AGGRESSIVE GROWTH
PORTFOLIOS. Respecting the Growth, Money Market, Bond, Managed, Aggressive Growth and Sentinel Growth Portfolios, SAC employs a team approach in managing the Portfolios. The management teams are comprised of a lead portfolio manager, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and shares the responsibility for providing ideas, information and knowledge in managing the Portfolios. Rodney A. Buck, Chief Executive Officer of SAC, is also Chairman and Chief Executive Officer of National Life Investment Management Company, Inc., and Senior Vice President and Chief Investment Officer of NLIC. Mr. Buck has been employed by SAC or its affiliates since 1972. There are three investment management teams: an Equity Value Team, headed by Richard A. Pender, Senior Vice President of SAC; an Equity Growth Team, headed by Robert L. Lee, Senior Vice President of SAC; and a Fixed Income Team, headed by David M. Brownlee, Senior Vice President of SAC.

Each of Messrs. Buck, Pender, Lee and Brownlee is a Chartered Financial Analyst. Mr. Pender has been associated with SAC or its affiliates since 1986. Mr. Lee joined SAC in 1993. Prior to that time he was a Vice President at Shawmut National Corporation. Mr. Brownlee also joined SAC in 1993; prior to that he was a Managing Director at Aetna Life and Casualty.

GROWTH PORTFOLIO. The Growth Portfolio is managed by Mr. Pender and Daniel J. Manion, Vice President of SAC. Mr. Pender and Mr. Manion have been members of the Growth Portfolio management team since 1997, when SAC began managing the Portfolio. Mr. Manion, a Chartered Financial Analyst, has been associated with SAC since 1993; prior to that he was associated with Wright Investors' Service.

MANAGED PORTFOLIO. The Managed Portfolio is managed by a team consisting of Mr. Buck, Mr. Pender and Richard D. Temple, Vice President of SAC. Mr. Buck has been the Portfolio's portfolio manager since 1993. Mr. Temple is a fixed income portfolio manager who has been employed by SAC or its affiliates since 1969.

MONEY MARKET PORTFOLIO. The Money Market Portfolio is managed by Mr. Temple and Darlene Coppola, Money Market Trader of SAC. Ms. Coppola has been employed by SAC or its affiliates since 1974.

BOND PORTFOLIO. The Bond Portfolio is managed by Mr. Temple and William C. Kane, Vice President of SAC. Mr. Temple has been the lead portfolio manager of the Bond Portfolio since 1985. Mr. Kane is a Chartered Financial Analyst, and has been employed by SAC or its affiliates since 1992. Prior to joining SAC, Mr. Kane was employed by Chase Manhattan Bank.

AGGRESSIVE GROWTH PORTFOLIO. The Aggressive Growth Portfolio is managed by Scott T. Brayman, Vice President of SAC, and Mr. Lee. Mr. Brayman and Mr. Lee have been the lead portfolio managers of the Portfolio since 1997. Mr. Brayman is a Chartered Financial Analyst, and has been with SAC since 1995. He has been involved with the Aggressive Growth Portfolio since he joined SAC. Prior to joining SAC, he was associated with Argyle Capital Management, Inc.

SENTINEL GROWTH PORTFOLIO. The Sentinel Growth Portfolio has been managed by Mr. Lee since its inception in 1996.

INTERNATIONAL PORTFOLIO. Sandor Cseh, Senior Vice President and Director of International of TBC, has been the portfolio manager for the International Portfolio since 1991. Sandor Cseh has over 22 years experience in investment management.

                        DESCRIPTION OF THE FUND'S SHARES

GENERAL

The Fund issues a separate class of shares of common stock for each Portfolio. The Fund may establish additional portfolios in the future and additional classes of shares for such new portfolios.

Based on current federal securities law requirements, the Fund expects that its insurance company shareholders will offer owners of their variable life insurance contracts and variable annuity contracts the opportunity to instruct such shareholders as to how to vote shares allocable to their contracts regarding certain matters, such as the approval of investment advisory agreements. Fund shares not attributable to variable life insurance or annuity contracts, or for which no timely instructions are received by insurance company shareholders, are voted by each insurance company in the same proportion as the voting instructions that are received by that company for all contracts of the company participating in each Portfolio. The voting instructions received from contract holders may be disregarded in certain circumstances that are described in the prospectuses for the variable contracts.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Portfolio is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time, on each day when the New York Stock Exchange is open for business. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of each Portfolio is computed by dividing the sum of the value of the Portfolio's securities, cash, and other assets, minus all liabilities, by the total number of outstanding shares of the Portfolio.

The value of each Portfolio's securities and assets, except those of the Money Market Portfolio and certain short-term debt securities held by any of the other Portfolios, is determined on the basis of their market values. All of the securities and assets of the Money Market Portfolio and short-term debt securities having remaining maturities of sixty days or less held by any of the other Portfolios are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Fund's board of directors. A Portfolio may invest in securities primarily listed on foreign exchanges that trade on days when the Portfolio does not price its shares. Therefore, the net asset value of the Portfolio's shares may change on days when shareholders may not be able to redeem Portfolio shares. See "Determination of Net Asset Value" in the SAI.

OFFER, PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are not available directly to the public. Currently, shares of the Fund are sold, without sales charge, at each Portfolio's net asset value per share, only to variable life insurance and variable annuity separate accounts of Provident Mutual and PLACA; and to variable life insurance separate accounts of NLIC. In the future, the Fund may offer shares of one or more of the Portfolios (including new portfolios that might be added to the Fund) to other separate accounts of Provident Mutual, PLACA or NLIC to support variable life insurance policies or variable annuity contracts, or shares may also be sold to other insurance company separate accounts to fund variable life insurance policies and variable annuity contracts. The price per share is based on the next daily calculation of net asset value after an order is placed.

Shares of the Portfolios are sold in a continuous offering and are authorized to be offered to insurance company separate accounts to support variable life insurance contracts and variable annuity contracts. Net premiums or net purchase payments under the respective contract or contract are placed in one or more subaccounts of a separate account and the assets of each such separate account are invested in the shares of the Portfolio corresponding to that subaccount. A separate account purchases and redeems shares of the Portfolios for its subaccounts at net asset value without sales or redemption charges.

On each day that a Portfolio's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares of the Portfolio(s) based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners, annuitants, and beneficiaries that have been processed on that day. A separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the same day, although such purchases and redemptions may be executed the next morning. Money received by the Fund from a separate account for the purchase of shares of the International Portfolio may not be invested by that Portfolio until the day following the execution of such purchases.

Please refer to the separate prospectus for each separate account and its related contract for a more detailed description of the procedures whereby a contract owner, annuitant, or beneficiary may allocate his or her interest in a separate account to a subaccount using the shares of one of the Portfolios as an underlying investment medium.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Fund intends that each of the Portfolios will continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. For a discussion regarding what it means to qualify as a RIC and a general discussion concerning some of the possible tax consequences associated with the operation of the Fund, please refer to the section entitled "Taxes" in the SAI.

Shares of the Portfolios are offered only to insurance company separate accounts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance or variable annuity contracts. Accordingly, no gain or loss should be recognized on account of ordinary income or capital gains distributions to the Fund's insurance company shareholders or upon the sale or redemption of shares of the Portfolios. Please refer to the appropriate tax disclosure in the respective prospectuses for a separate account and its related contract for more information on the taxation of life insurance companies, separate accounts, as well as the tax treatment of variable life insurance and variable annuity contracts and the holders thereof.

For more information about the tax status of the Fund, see "Taxes" in the SAI.

                               OTHER INFORMATION

PREPARING FOR YEAR 2000

In providing investment advisory services to the Portfolios, each Adviser utilizes systems that may be affected by Year 2000 transition issues. The Advisers and the Portfolios also rely on service providers, including banks, custodians, administrators, transfer agents and distributors, that also may be affected. Each of the Advisers has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers also are so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Advisers or the Portfolios. As of the date of this prospectus, it is not anticipated that a shareholder will experience negative effects on the shareholder's investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. However, there can be no assurance that the Advisers will be successful, or that interaction with other service providers will not impair the Fund's or an Adviser's services at that time.

EURO CONVERSION

On January 1, 1999, 11 participating countries in the European Economic Monetary Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) adopted the Euro as their official currency. As of January 1, 1999, governments in participating countries issued new debt and redenominated existing debt in Euros, although corporations may choose whether to issue stocks or bonds in Euros or the national currency. The new European Central Bank (the "ECB") assumed responsibility for a uniform monetary policy in participating countries. Currency conversion occurs through a "triangulation" process whereby an amount denominated in one national currency is converted into Euros, which are then converted into the second national currency. The Euro conversion presents investors with unique risks and uncertainties, including: (1) the readiness of Euro payment, clearing, and other operational systems; (2) the legal treatment of debt instruments and financial contracts denominated in or referring to existing national currencies rather than the Euro; (3) exchange-rate fluctuations between the Euro and non-Euro currencies during the transition period of January 1, 1999 through December 31, 2001 and beyond; (4) potential U.S. tax issues with respect to Portfolio securities; and (5) the ECB's abilities to manage monetary policies among the participating countries. Three other EU member countries (Denmark, Greece, and the United Kingdom) may convert to the Euro at a later date. These and other factors could adversely affect the value of or income from Portfolio securities.

                        APPENDIX -- FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Portfolio's (except the All Pro Portfolios) financial performance for the past 5 years and for each All Pro Portfolio's financial performance for its period of operations (which commenced in 1998). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PriceWaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are included in SAI, which is available upon request.

                                                          MONEY MARKET PORTFOLIO
                                                             (FOR YEAR ENDED)
                                                -------------------------------------------
                                                1998     1997     1996(A)    1995     1994
                                                -----    -----    -------    -----    -----
Net asset value, beginning of period..........           $1.00     $1.00     $1.00    $1.00
                                                -----    -----     -----     -----    -----
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.......................             .05       .05       .05      .04
                                                -----    -----     -----     -----    -----
     Total from investment operations.........             .05       .05       .05      .04
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income........................            (.05)     (.05)     (.05)    (.04)
                                                -----    -----     -----     -----    -----
     Total Distributions......................            (.05)     (.05)     (.05)    (.04)
                                                -----    -----     -----     -----    -----
Net asset value, end of period................           $1.00     $1.00     $1.00    $1.00
                                                =====    =====     =====     =====    =====
     Total return.............................            5.33%     5.15%     5.61%    3.81%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)............           64,339   54,197     34,615   21,040
  Ratios of expenses to average net
     assets(b)................................             .39%      .44%      .50%     .55%
  Ratios of net investment income to average
     net assets...............................            5.21%     5.03%     5.47%    3.86%

-------------------------
(a) On May 1, 1996 the investment adviser was changed from Providentmutual Investment Management Company to Sentinel Advisors Company.

(b) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1998, 1997, 1996, 1995 and 1994
     were as follows: [    ]%, 0.39%, 0.44%, 0.50% and 0.59%, respectively.

                See accompanying notes to financial statements.

                                                           GROWTH PORTFOLIO
                                                           (FOR YEAR ENDED)
                                            -----------------------------------------------
                                             1998     1997(A)     1996      1995      1994
                                            ------    -------    ------    ------    ------
Net asset value, beginning of period......            $18.10     $16.36    $14.00    $14.09
                                            ------    ------     ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................               .35        .46       .47       .43
  Net realized and unrealized gain (loss)
     on investments.......................              3.49       2.54      3.41      (.10)
                                            ------    ------     ------    ------    ------
     Total from investment operations.....              3.84       3.00      3.88       .33
                                            ------    ------     ------    ------    ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income....................              (.38)      (.48)     (.46)     (.41)
  Dividends to shareholders from net
     capital gains........................             (2.10)      (.78)    (1.06)     (.01)
  Dividends to shareholders in excess of
     net investment income................                --         --        --        --
                                            ------    ------     ------    ------    ------
     Total distributions..................             (2.48)     (1.26)    (1.52)     (.42)
                                            ------    ------     ------    ------    ------
Net asset value, end of period............            $19.46     $18.10    $16.36    $14.00
                                            ======    ======     ======    ======    ======
     Total Return.........................             24.32%     19.58%    30.39%     2.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)........            267,389    198,948   161,899   115,191
  Ratios of expenses to average net
     assets(b)............................               .43%       .50%      .61%      .63%
  Ratios of net investment income to
     average net assets...................              2.01%      2.80%     3.20%     3.10%
  Portfolio turnover rate.................               108%        72%       61%       63%

-------------------------
(a) On May 1, 1997, the investment adviser was changed from Newbold's Asset Management, Inc. to Sentinel Advisors Company.

(b) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1998, 1997, 1996, 1995 and 1994
     were as follows: [    %], 0.43%, 0.50%, 0.61% and 0.67%, respectively.

                See accompanying notes to financial statements.

                                                            BOND PORTFOLIO
                                                           (FOR YEAR ENDED)
                                            ----------------------------------------------
                                             1998      1997      1996      1995      1994
                                            ------    ------    ------    ------    ------
Net asset value, beginning of period......            $10.67    $11.00    $ 9.73    $11.21
                                            ------    ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................               .64       .63       .65       .62
  Net realized and unrealized gain (loss)
     on investments.......................               .33      (.34)     1.27     (1.23)
                                            ------    ------    ------    ------    ------
       Total from investment operations...               .97       .29      1.92      (.61)
                                            ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income....................              (.66)     (.62)     (.65)     (.60)
  Dividends to shareholders from net
     capital gains........................              (.00)     (.00)     (.00)     (.27)
                                            ------    ------    ------    ------    ------
       Total distributions................              (.66)     (.62)     (.65)     (.87)
                                            ------    ------    ------    ------    ------
Net asset value, end of period............            $10.98    $10.67    $11.00    $ 9.73
                                            ======    ======    ======    ======    ======
       Total return.......................              9.50%     2.86%    20.45%    (5.62)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)........            23,350    17,087    14,402    10,098
  Ratios of expenses to average net
     assets(a)............................               .57%       56%      .60%      .68%
  Ratios of net investment income to
     average net assets...................              6.24%     6.08%     6.36%     6.14%
  Portfolio turnover rate.................               105%      133%      206%      151%

-------------------------

(a) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1998, 1997, 1996, 1995 and 1994
     were as follows: [    ]%, 0.57%, 0.56%, 0.60% and 0.70%, respectively.

                See accompanying notes to financial statements.

                                                        MANAGED PORTFOLIO
                                                        (FOR YEAR ENDED)
                                       ---------------------------------------------------
                                        1998       1997       1996       1995       1994
                                       -------    -------    -------    -------    -------
Net asset value, beginning of
  period.............................             $ 14.68    $ 14.19    $ 11.94    $ 13.27
                                       -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..............                 .54        .51        .55        .53
  Net realized and unrealized gain
     (loss) on investments...........                2.49       1.07       2.28       (.77)
                                       -------    -------    -------    -------    -------
     Total from investment
       operations....................                3.03       1.58       2.83       (.24)
                                       -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income...............                (.53)      (.51)      (.57)      (.49)
  Dividends to shareholders from net
     capital gains...................                (.12)      (.58)      (.01)      (.60)
                                       -------    -------    -------    -------    -------
     Total distributions.............                (.65)     (1.09)      (.58)     (1.09)
                                       -------    -------    -------    -------    -------
Net asset value, end of period.......             $ 17.06    $ 14.68    $ 14.19    $ 11.94
                                       =======    =======    =======    =======    =======
     Total return....................               21.23%     11.88%     24.43%     (1.82)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)...              56,068     43,431     36,002     29,363
  Ratios of expenses to average net
     assets(a).......................                 .58%       .60%       .66%       .67%
  Ratios of net investment income to
     average net assets..............                3.47%      3.68%      4.22%      4.34%
  Portfolio turnover rate............                  99%       106%       130%        75%

-------------------------

(a) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1998, 1997, 1996, 1995 and 1994
     were as follows: [    ]%, 0.58%, 0.60%, 0.66% and 0.73%, respectively.

                See accompanying notes to financial statements.

                                                    AGGRESSIVE GROWTH PORTFOLIO
                                                          (FOR YEAR ENDED)
                                          ------------------------------------------------
                                           1998      1997      1996      1995       1994
                                          ------    ------    ------    -------    -------
Net asset value, beginning of period....            $18.52    $17.38    $ 15.45    $ 15.45
                                          ------    ------    ------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................               .17       .17        .20       (.01)
  Net realized and unrealized gain
     (loss) on investments..............              3.72      3.03       1.86        .01
                                          ------    ------    ------    -------    -------
     Total from investment operations...              3.89      3.20       2.06        .00
                                          ------    ------    ------    -------    -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income..................              (.18)     (.19)      (.00)      (.00)
  Dividends to shareholders from net
     capital gains......................              (.04)    (1.87)      (.13)      (.00)
                                          ------    ------    ------    -------    -------
     Total distributions................              (.22)    (2.06)      (.13)      (.00)
                                          ------    ------    ------    -------    -------
Net asset value, end of period..........            $22.19    $18.52    $ 17.38    $ 15.45
                                          ======    ======    ======    =======    =======
     Total return.......................             21.21%    21.00%     13.48%         0%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)......            48,574    34,098     23,822     15,430
  Ratios of expenses to average net
     assets (annualized)(a).............               .63%      .68%       .76%       .86%
  Ratios of net investment income to
     average net assets (annualized)....               .95%     1.14%      1.32%     (.10)%
  Portfolio turnover....................                37%       47%        89%        60%

-------------------------
(a) Expense ratios before reimbursement of expenses by affiliated insurance company and fee waivers by the administrator for the years ended December
    31, 1998, 1997, 1996, 1995 and 1994 were as follows: [     ]%, 0.63%, 0.68%,
    0.76% and 0.89%, respectively.

                See accompanying notes to financial statements.

                                                               SENTINEL GROWTH PORTFOLIO
                                                              (FOR YEAR OR PERIOD ENDED)
                                                              ---------------------------
                                                               1998      1997     1996(A)
                                                              ------    ------    -------
Net asset value, beginning of period........................            $11.14    $10.00
                                                              ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................               .04       .05
  Net realized and unrealized gain (loss) on investments....              3.47      1.09
                                                              ------    ------
     Total from investment operations.......................              3.51      1.14
                                                              ------    ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment income......              (.05)     (.00)
  Dividends to shareholders from net capital gains..........              (.01)     (.00)
                                                              ------    ------
     Total distributions....................................              (.06)     (.00)
                                                              ------    ------
Net asset value, end of period..............................            $14.59    $11.14
                                                              ======    ======
     Total return...........................................             31.58%    11.40%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..........................             8,362     5,664
  Ratios of expenses to average net assets
     (annualized)(b)........................................               .90%      .90%
  Ratios of net investment income to average net assets
     (annualized)...........................................               .36%      .57%
  Portfolio turnover........................................               155%       75%

-------------------------
(a) Commencement of operations (March 18, 1996).
(b) Expense ratio for the Sentinel Growth Portfolio before reimbursement of expenses by affiliated insurance company for the period ended December 31,
    [     ], 1997 and 1996 was as follows: [     ]%, 1.35% and 1.51%
    (annualized), respectively.
(c) Total returns for periods less than one year are not annualized.

                See accompanying notes to financial statements.

                                                            INTERNATIONAL PORTFOLIO
                                                                (FOR YEAR ENDED)
                                                  --------------------------------------------
                                                   1998     1997     1996     1995      1994
                                                  ------   ------   ------   -------   -------
Net asset value, beginning of period............           $13.41   $12.86    $11.63    $11.87
                                                  ------   ------   ------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.........................              .11      .11       .16       .05
  Net realized and unrealized gain (loss) on
     investments................................             1.08     1.23      1.45      (.02)
                                                  ------   ------   ------   -------   -------
     Total from investment operations...........             1.19     1.34      1.61       .03
                                                  ------   ------   ------   -------   -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment
     income.....................................             (.11)    (.16)     (.07)     (.03)
  Dividends to shareholders from net capital
     gains......................................             (.88)    (.63)     (.31)     (.24)
                                                  ------   ------   ------   -------   -------
     Total distributions........................             (.99)    (.79)     (.38)     (.27)
                                                  ------   ------   ------   -------   -------
Net asset value, end of period..................           $13.61   $13.41    $12.86    $11.63
                                                  ======   ======   ======   =======   =======
     Total return...............................             9.66%   10.89%    14.31%      .26%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..............           62,513   50,955    36,642    26,212
  Ratios of expenses to average net
     assets(a)..................................             1.02%    1.05%     1.15%     1.32%
  Ratios of net investment income to average
     net assets.................................             1.13%    1.08%     1.21%      .76%
  Portfolio turnover............................               37%      35%       45%       32%

-------------------------

(a) Expense ratios before reimbursement of expenses by affiliated insurance company and fee waivers by the administrator for the years ended December
    31, 1998, 1997, 1996, 1995 and 1994 were as follows: [     ]%, 1.02%, 1.05%,
    1.15% and 1.32%, respectively.

                See accompanying notes to financial statements.

                     ADDITIONAL INFORMATION ABOUT THE FUND

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"):

The SAI, which contains additional information about the Fund, has been filed with the SEC and is incorporated herein by reference. Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

A free copy of the Fund's SAI and annual report may be obtained and further
inquiries can be made by calling the Fund at 1-800-[               ] or by
writing to the Fund at 103 Bellevue Parkway, Wilmington, Delaware 19809. The
Fund's website is [               ].

Investment Company Act File No.: 811-4350

                            MARKET STREET FUND, INC.

                                   PROSPECTUS

                                  May 1, 1999

                            [ ]  The Money Market Portfolio

                            [ ]  The Growth Portfolio

                            [ ]  The Bond Portfolio

                            [ ]  The Managed Portfolio

                            [ ]  The Aggressive Growth Portfolio

                            [ ]  The International Portfolio

                            [ ]  All Pro Large Cap Growth Portfolio

                            [ ]  All Pro Small Cap Growth Portfolio

                            [ ]  All Pro Large Cap Value Portfolio

                            [ ]  All Pro Small Cap Value Portfolio

This prospectus provides essential information about these portfolios. For your benefit and protection, please read it and keep it for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF THE FUND OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

OVERVIEW....................................................      1
TERMS USED IN THIS PROSPECTUS...............................      3
ABOUT THE PORTFOLIOS........................................      4
  The Money Market Portfolio................................      4
  The Growth Portfolio......................................      6
  The Bond Portfolio........................................      8
  The Managed Portfolio.....................................     10
  The Aggressive Growth Portfolio...........................     12
  The International Portfolio...............................     14
INTRODUCTION TO THE ALL PRO PORTFOLIOS......................     16
  All Pro Large Cap Growth Portfolio........................     18
  All Pro Small Cap Growth Portfolio........................     20
  All Pro Large Cap Value Portfolio.........................     22
  All Pro Small Cap Value Portfolio.........................     24
RISKS OF INVESTING IN THE PORTFOLIOS........................     26
INVESTMENT TECHNIQUES.......................................     29
  Higher-Risk Securities and Practices......................     29
MANAGEMENT..................................................     33
DESCRIPTION OF THE FUND'S SHARES............................     39
OTHER INFORMATION...........................................     41
ADDITIONAL INFORMATION ABOUT THE FUND.......................     42
APPENDIX....................................................    A-1

                                    OVERVIEW

This prospectus describes ten Portfolios offered by the Fund. Each is a separate investment portfolio with its own investment objective or objectives, policies, restrictions and risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. There is no assurance that a Portfolio will achieve its investment objective or objectives, and investors should not consider any one Portfolio alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio.

The different types of securities, investments, and investment techniques used by each Portfolio all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt and other income bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the Portfolios entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments, or securities of issuers in new or emerging industries. See "Risks of Investing in the Portfolios," below.

The following chart provides a brief outline of the relative principal characteristics of each Portfolio:

                          THE MARKET STREET FUND, INC.

       NAME OF             GROWTH           INCOME         SHORT-TERM             TYPICAL
      PORTFOLIO           POTENTIAL        POTENTIAL          RISK              INVESTMENTS
----------------------  -------------   ---------------   -------------    ----------------------
Money Market..........  None            Low-to-Moderate   Low              Money Market
                                                                           Instruments
Growth................  High            Moderate          Moderate         Equity Securities of
                                                                           U.S. Companies
Bond..................  Moderate        Moderate          Moderate         Income Bearing Debt
                                                                           Securities
Managed...............  Moderate-High   Moderate          Moderate         Permissible
                                                                           Investments for Other
                                                                           Portfolios
Aggressive Growth.....  High            Low               High             Equity Securities of
                                                                           U.S. Companies
International.........  High            Low               High             Securities of Foreign
                                                                           Issuers
All Pro Large Cap       High            Low               Moderate         Common Stocks and
Growth................                                                     Convertible Securities
                                                                           of Large U.S.
                                                                           Companies
All Pro Small Cap       High            Low               Moderate-High    Equity Securities of
Growth................                                                     Small U.S. Companies
All Pro Large Cap       High            Low               Moderate-High    Equity Securities of
Value.................                                                     Large U.S. Companies
All Pro Small Cap       High            Low               High             Equity Securities of
Value.................                                                     Small U.S. Companies

The investment objective or objectives of each Portfolio are fundamental and may not be changed unless authorized by the vote of a majority of the outstanding voting shares of the Portfolio. The investment policies of each Portfolio are not fundamental and may be changed by the Fund's board of directors without shareholder approval, unless otherwise stated in this Prospectus or the statement of additional information.

Notwithstanding their investment objective(s), each Portfolio may, for temporary defensive purposes, invest all or part of their assets in cash and/or money market instruments of the type in which the Money Market Portfolio may invest.

Shares of the Fund and the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund and the Portfolios is subject to investment risks, including possible loss of money invested.

                         TERMS USED IN THIS PROSPECTUS

ADVISER:  Any of the investment advisers to the Portfolios.

     - Providentmutual Investment Management Company (PIMC) serves as investment adviser to the International Portfolio and the All Pro Portfolios

     - The Boston Company Asset Management, Inc. (TBC) serves as investment subadviser to the International Portfolio

     - Several investment subadvisers (including a management consultant) serve as portfolio managers for the All Pro Portfolios

     - Sentinel Advisors Company (SAC) serves as investment adviser to the Growth, Money Market, Bond, Managed, and Aggressive Growth Portfolios

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States and (3) foreign governments and agencies or instrumentalities of foreign governments.

INVESTMENT-GRADE SECURITIES: Securities rated, at the time of purchase, "investment grade" by a nationally-recognized statistical rating organization (NRSRO) (e.g. Baa or higher by Moody's Investors Service ("Moody's") or BBB or higher by Standard & Poor's ("S&P")) or unrated securities that the Adviser determines to be of comparable quality. (See Appendix A to the statement of additional information for an explanation of ratings.)

NON-DOLLAR SECURITIES:  Securities denominated or quoted in a foreign currency.

PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal circumstances, it invests at least 65% of its total assets in such securities.

SAI: The Fund's statement of additional information, or SAI, contains additional information about the Fund and the Portfolios and has been filed with the Securities and Exchange Commission. Investors may obtain a free copy of the SAI by contacting the Fund at the toll-free number or address shown on the back cover page of this Prospectus.

                              ABOUT THE PORTFOLIOS

[ ]  THE MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

Maximum current income consistent with capital preservation and liquidity.

PRIMARY INVESTMENT STRATEGIES

The Money Market Portfolio invests exclusively in dollar-denominated money market instruments that present minimal credit risks. These include U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations. See Appendix A to the SAI for a complete discussion of the money market instruments in which the Portfolio may invest.

All of the Money Market Portfolio's money market instruments mature in 13 months or less. The average maturity of such securities, based on their weighted dollar value, does not exceed 90 days. The Portfolio intends to maintain a stable value of $1.00 per share. All of the Portfolio's assets are rated in the two highest short-term categories (or their unrated equivalents) by an NRSRO and 95% of its assets are rated in the highest category (or its unrated equivalent) by an NRSRO. A more detailed description of the rating categories is contained in the SAI.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

While the Money Market Portfolio only invests in high quality money market instruments, these investments are not entirely without risk. High quality money market instruments generally do not yield as high a level of income as longer-term or lower-grade securities. In addition, the yield of the Portfolio will vary with changes in interest rates. There is a remote possibility that the Portfolio's share value could fall below $1.00, which could reduce the value of an investment in the Portfolio.

To the extent that it invests in certain securities, the Money Market Portfolio may be affected by additional risks relating to REPURCHASE AGREEMENTS (credit risk) and WHEN-ISSUED SECURITIES (market, opportunity, and leverage risks). However, such risks are lessened by the high quality of the securities in which the Portfolio invests.

These risks are described in more detail later in this Prospectus. SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio performance from year to year over a 10- year period and by showing the Portfolio's average annual returns for one, five, and ten years. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                               [INSERT BAR CHART]

During the 10-year period shown in the bar chart, the highest return for a
quarter was [     %] (quarter ended [date]) and the lowest return for a quarter
was [     %] (quarter ended [date]).

         AVERAGE ANNUAL TOTAL RETURNS
   (for the periods ended December 31, 1998)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Money Market Portfolio.........................  [     ]%         [     ]%        [     ]%
90 Day T-Bill..................................  [     ]%         [     ]%        [     ]%

[ ]  THE GROWTH PORTFOLIO

INVESTMENT OBJECTIVES

Intermediate and long-term growth of capital. A reasonable level of income is an important secondary objective.

PRIMARY INVESTMENT STRATEGIES

The Growth Portfolio invests primarily in common stocks of companies that the Adviser believes offer above-average intermediate and long-term growth potential. The Portfolio purchases securities only of companies that have:

     - A minimum level of sales/revenue of $50 million per year in at least one recent year

     - Profitable operations (i.e., have some net income before non-recurring gains or losses)

Generally, the Portfolio holds common stocks listed on national securities exchanges but it can hold up to 20% of its total assets in stocks only traded over-the-counter. The Portfolio also may invest in other equity securities and nonconvertible debt obligations.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                               [INSERT BAR CHART]

During the 10-year period shown in the bar chart, the highest return for a
quarter was [     %] (quarter ended [date]) and the lowest return for a quarter
was [     %] (quarter ended [date]).

         AVERAGE ANNUAL TOTAL RETURNS
   (for the periods ended December 31, 1998)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Growth Portfolio...............................  [     ]%         [     ]%        [     ]%
S&P 500 Index..................................  [     ]%         [     ]%        [     ]%

The S&P 500 Index is a widely recognized, unmanaged index of 500 U.S. common stocks.

[ ]  THE BOND PORTFOLIO

INVESTMENT OBJECTIVE

A high level of current income consistent with prudent investment risk.

PRIMARY INVESTMENT STRATEGIES

The Bond Portfolio invests in a diversified portfolio of marketable debt securities of U.S. and foreign issuers. At least 75% of the value of the Bond Portfolio's total investment in corporate debt securities (other than commercial paper) consists of investment-grade securities, and the remaining 25% may be invested in such securities rated one category below investment grade. Securities of foreign issuers are purchased only if they are investment grade, denominated in U.S. dollars, and pay any income in U.S. dollars.

The Bond Portfolio may purchase securities that carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stock (of the same or of a different issuer) or participations based on revenues, sales or profits.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Bond Portfolio is subject to MARKET RISK, CREDIT RISK and INTEREST RATE RISK. To the extent that it invests in certain securities, the Bond Portfolio may assume additional risks relating to LOWER QUALITY DEBT INSTRUMENTS (including above-average credit, market, and other risks), SHORT-TERM TRADING (market risk) and SECURITIES OF FOREIGN ISSUERS (risks of investing in securities of foreign issuers and information, natural event and political risks).

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Bond Portfolio by showing changes in the Portfolio performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                               [INSERT BAR CHART]

During the 10-year period shown in the bar chart, the highest return for a
quarter was [     %] (quarter ended [date]) and the lowest return for a quarter
was [     %] (quarter ended [date]).

         AVERAGE ANNUAL TOTAL RETURNS
   (for the periods ended December 31, 1998)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Bond Portfolio.................................  [     ]%         [     ]%        [     ]%
Lehman Aggregate Bond Index....................  [     ]%         [     ]%        [     ]%

The Lehman Aggregate Bond Index is a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

[ ]  THE MANAGED PORTFOLIO

INVESTMENT OBJECTIVE

As high a level of long-term total rate of return as is consistent with prudent investment risk.

PRIMARY INVESTMENT STRATEGIES

The Managed Portfolio invests in securities that are permissible investments of the Money Market, Growth, Bond, Aggressive Growth and International Portfolios. The Adviser may invest the Managed Portfolio's assets solely in common stocks, solely in debt securities, solely in money market instruments, or in a combination of these types of investments. At least 75% of the value of the Managed Portfolio's total investment in corporate debt securities (other than commercial paper) consists of investment-grade securities, and the remaining 25% may be invested in such securities rated one category below investment grade. The Managed Portfolio also may invest in securities of issuers located in countries with emerging economies and or securities markets.

The Managed Portfolio's investment strategies may result in the Portfolio having a higher than average portfolio turnover rate. Higher portfolio turnover results in correspondingly increased brokerage expenses and other acquisition costs to the Portfolio.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Managed Portfolio is subject to MARKET RISK, FINANCIAL RISK, CREDIT RISK and INTEREST RATE RISK. To the extent that it invests in certain securities, the Portfolio may assume additional risks relating to LOWER QUALITY DEBT INSTRUMENTS (including above-average credit, market, and other risks), SHORT-TERM TRADING (market risk), and SECURITIES OF FOREIGN ISSUERS AND NON-DOLLAR SECURITIES (risks of investing in securities of foreign issuers and non-dollar securities, currency, information, natural event, emerging markets and political risks).

In order to meet the Portfolio's investment objective, the adviser must determine the proper mix of equity, debt and money market securities. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Portfolio's overall objective.

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Managed Portfolio by showing changes in the Portfolio performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the S&P 500 Index and the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                               [INSERT BAR CHART]

During the 10-year period shown in the bar chart, the highest return for a
quarter was [     %] (quarter ended [date]) and the lowest return for a quarter
was [     %] (quarter ended [date]).

         AVERAGE ANNUAL TOTAL RETURNS
   (for the periods ended December 31, 1998)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Managed Portfolio..............................  [     ]%         [     ]%        [     ]%
S&P 500 Index..................................  [     ]%         [     ]%        [     ]%
Lehman Aggregate Bond Index....................  [     ]%         [     ]%        [     ]%

The Portfolio's investments in equity securities are compared to the S&P 500 Index, a widely recognized, unmanaged index of 500 U.S. common stocks.

The Portfolio's investments in debt securities are compared to the Lehman Aggregate Bond Index, a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

[ ]  THE AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

A high level of long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Aggressive Growth Portfolio invests primarily in:

     - securities of companies in new or emerging industries

     - securities of small capitalization companies and/or unseasoned companies

Substantially all of the Portfolio's assets consist of equity securities of companies that the Adviser believes have better than average appreciation potential. The Adviser selects such securities on the basis of their appreciation potential without restriction as to their type.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Aggressive Growth Portfolio invests in securities which generally entail above-average MARKET RISK and FINANCIAL RISK. The Portfolio also is subject to SMALL COMPANY RISK. Loss of money is a significant risk of investing in this Portfolio.

To the extent that it invests in certain securities, the Portfolio assume by additional risks relating to ADRs, GDRs and EDRs (i.e., the risks of investing in the securities of foreign issuers and non-dollar securities).

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Aggressive Growth Portfolio by showing changes in the Portfolio performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the Russell 2000 Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                               [INSERT BAR CHART]

During the 10-year period shown in the bar chart, the highest return for a
quarter was [     %] (quarter ended [date]) and the lowest return for a quarter
was [     %] (quarter ended [date]).

         AVERAGE ANNUAL TOTAL RETURNS
   (for the periods ended December 31, 1998)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Aggressive Growth Portfolio....................  [     ]%         [     ]%        [     ]%
Russell 2000 Index.............................  [     ]%         [     ]%        [     ]%

The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization companies.

[ ]  THE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE

Long-term growth of capital primarily through investments in a diversified portfolio of marketable equity securities of established foreign issuer companies.

PRIMARY INVESTMENT STRATEGIES

The International Portfolio invests primarily in equity securities of established foreign issuer companies and of companies organized in the United States but having their principal activities and interests outside the United States that the Adviser believes have potential for long-term capital growth. Many such securities are non-dollar securities. The Portfolio also may invest in other foreign issuer securities such as those of foreign governments or agencies or instrumentalities of foreign governments.

Under normal market conditions, the Portfolio invests at least 75% of its total assets in the securities of foreign issuers located (or, in the case of the securities, traded) in at least five different countries other than the United States. Nonetheless, under certain economic and business conditions the Portfolio may invest up to 35% of its total assets in the securities of issuers located (or, in the case of the securities, traded) in any one of the following countries:

     - Australia

     - Canada

     - France

     - Japan

     - The United Kingdom

     - Germany

The International Portfolio also may invest in securities of foreign issuers in the form of sponsored and unsponsored ADRs, EDRs and GDRs (see "Investment Techniques"). The International Portfolio also may, under normal market conditions, invest up to 35% of its total assets in investment-grade debt securities of foreign issuers. See "Risks of Investing in the Portfolios," below. The Portfolio engages in a VALUE ORIENTED investing strategy, which is discussed below on page [ ].

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The International Portfolio is subject to MARKET RISK and FINANCIAL RISK. The International Portfolio is subject to a significant degree of FOREIGN ISSUER AND NON-DOLLAR SECURITIES RISK. These risks include currency, information, natural event and political risks. The Portfolio's investments in securities of issuers located in countries with emerging economies or securities markets entail EMERGING MARKETS RISK. The risks of investing in securities of foreign issuers and non-dollar securities are even greater in emerging markets than in Japan or most Western European countries.

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the International Portfolio by showing changes in the Portfolio performance from year to year over a 7-year period (from commencement of operations) and by showing how the Portfolio's average annual returns for one, five, and seven years compare to those of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                               [INSERT BAR CHART]

During the 7-year period shown in the bar chart, the highest return for a
quarter was [     %] (quarter ended [date]) and the lowest return for a quarter
was [     %] (quarter ended [date]).

         AVERAGE ANNUAL TOTAL RETURNS
   (for the periods ended December 31, 1998)     PAST ONE YEAR    PAST 5 YEARS    PAST 7 YEARS*
   -----------------------------------------     -------------    ------------    -------------
International Portfolio........................  [     ]%         [     ]%        [     ]%
EAFE Index.....................................  [     ]%         [     ]%        [     ]%

-------------------------

* The Portfolio commenced operations on November 11, 1991.

The EAFE Index is a widely recognized, unmanaged index of more than 900 companies from these regions. The EAFE Index reflects the prices of these common stocks translated into U.S. dollars with dividends reinvested net of any foreign taxes.

                     INTRODUCTION TO THE ALL PRO PORTFOLIOS

All four All Pro Portfolios seek long-term capital appreciation. They differ from the other Portfolios in that PIMC has selected a unique team of investment subadvisers for each All Pro Portfolio, and each such subadviser manages a segment of the relevant All Pro Portfolio's assets.

The All Pro Portfolios differ from each other in that two Portfolios -- the All Pro Large Cap Growth Portfolio and the All Pro Small Cap Growth
Portfolio -- pursue their investment objective through GROWTH ORIENTED investing, and two Portfolios -- the All Pro Large Cap Value Portfolio and the All Pro Small Cap Value Portfolio -- pursue their objective through VALUE ORIENTED investing. Within each pair, one Portfolio principally invests in securities with relatively large market capitalizations while the other principally invests in securities with relatively small market capitalizations.

VALUE ORIENTED INVESTING: An investment strategy that involves seeking securities that:

     - Have low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);

     - Can be acquired for less than what a subadviser believes is the issuer's intrinsic value; or

     - Appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to a subadviser to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that a subadviser believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For most subadvisers, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.

GROWTH ORIENTED INVESTING: An investment strategy that involves seeking securities of issuers with above average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Generally such securities are those of well-established issuers with a strong competitive position within their industry or a competitive position within a very strong industry. Because growth oriented investing involves the search for securities likely to increase in value, it entails identifying earnings growth potential that can be acquired for a reasonable price. One strategy for acquiring earnings growth potential is to acquire securities of companies that are in the early stages of establishing a competitive position within their industry. For some subadvisers, growth oriented investing also may involve fundamental research about particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of their securities.

Each All Pro Portfolio is designed to resemble a benchmark stock index created by Wilshire Associates Incorporated. The indices are: Quantum Large Growth Benchmark, Quantum Small Growth Benchmark, Quantum Large Value Benchmark and Quantum Small Value Benchmark. The securities in each index, taken as a group, reflect a particular equity investment style; with the styles being defined according to both their growth orientation or value orientation and the range of market capitalization represented in the group.

PIMC selects two or more subadvisers for each All Pro Portfolio that PIMC believes can invest segments of the Portfolio in a manner such that the Portfolio will have characteristics and performance dynamics similar to its Quantum Benchmark index. To this end, PIMC may select subadvisers that specialize in one or more, but not all, of the types of securities comprising the Benchmark index. By using several such subadvisers, PIMC can acquire the expertise that it believes will result in optimal performance for the Portfolio. PIMC has retained Wilshire Associates Incorporated to assist it in identifying potential subadvisers and performing the quantitative analysis necessary to assess such subadvisers' styles and performance.

[ ]  ALL PRO LARGE CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities of companies among the 750 largest by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings.

Currently, different segments of the Portfolio's assets are managed as follows:

     - Approximately 50% of its assets are managed by an investment subadviser that uses economic analysis, quantitative modeling, and securities analysis to identify securities of companies with potential for future earnings growth, and uses in-depth fundamental research to narrow this list and determine which securities to purchase for the Portfolio.

     - Approximately 50% of its assets are managed by an investment subadviser that uses financial quality, sustainable growth, and downside volatility screens to eliminate issuers from consideration and purchases securities from the remaining issuers (which usually number between 200-300).

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The All Pro Large Cap Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the All Pro Large Cap Growth Portfolio by showing changes in the Portfolio performance since commencement of operations and by showing how the Portfolio's average annual returns compare to those of the Quantum Large Growth Benchmark. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                               [INSERT BAR CHART]

During the one-year period shown in the bar chart, the highest return for a
quarter was [     %] (quarter ended [date]) and the lowest return for a quarter
was [     %] (quarter ended [date]).

                AVERAGE ANNUAL TOTAL RETURNS
          (for the period ended December 31, 1998)              PAST ONE YEAR
          ----------------------------------------              -------------
All Pro Large Cap Growth Portfolio..........................    [     ]%
Quantum Large Growth Benchmark..............................    [     ]%

The Quantum Large Growth Benchmark is a widely recognized index of common stocks of growth oriented companies selected from the largest 750 companies in the Wilshire 5000 Equity Stock Index.

[ ]  ALL PRO SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities of companies included in the Wilshire 4500 Index at the time of purchase, which the Advisers believe show potential for growth in future earnings.

Currently, different segments of the Portfolio's assets are managed as follows:

     - Approximately 40% of the Portfolio's assets are managed by an investment subadviser that seeks securities of companies with market capitalizations below $500 million that have established above-average growth, superior business positions and strong management.

     - Approximately 60% of the Portfolio's assets are managed by an investment subadviser that seeks securities of companies with market capitalizations below $1 billion by attempting to identify changes in companies or industries that often signal earnings growth, and companies most likely to benefit from those changes.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The All Pro Small Cap Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. Investments held by this Portfolio entail a significant degree of SMALL COMPANY RISK.

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the All Pro Small Cap Growth Portfolio by showing changes in the Portfolio performance since commencement of operations and by showing how the Portfolio's average annual returns compare to those of the Quantum Small Growth Benchmark. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                               [INSERT BAR CHART]

During the one-year period shown in the bar chart, the highest return for a
quarter was [     %] (quarter ended [date]) and the lowest return for a quarter
was [     %] (quarter ended [date]).

                AVERAGE ANNUAL TOTAL RETURNS
          (for the period ended December 31, 1998)              PAST ONE YEAR
          ----------------------------------------              -------------
All Pro Small Cap Growth Portfolio..........................    [     ]%
Quantum Small Growth Benchmark..............................    [     ]%

The Quantum Small Growth Benchmark is a widely recognized index of common stocks of growth oriented companies selected from the remaining 1,750 companies after the largest 750 companies in the Wilshire 5000 Equity Stock Index.

[ ]  ALL PRO LARGE CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization at the time of purchase that the Advisers believe offer above-average potential for growth in future earnings.

Currently, different segments of the Portfolio's assets are managed as follows:

     - Approximately 50% of this Portfolio's assets are managed by an investment subadviser that seeks securities of companies with low risk and solid long-term growth potential through an investment process that integrates quantitative analysis and fundamental research.

     - Approximately 50% of the Portfolio's assets are managed by an investment subadviser that seeks securities of undervalued or overlooked companies regardless of industry sector through a value oriented process.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The All Pro Large Cap Value Portfolio is subject to MARKET RISK and FINANCIAL RISK. These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the All Pro Large Cap Value Portfolio by showing changes in the Portfolio performance since commencement of operations and by showing how the Portfolio's average annual returns compare to those of the Quantum Large Value Benchmark. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                               [INSERT BAR CHART]

During the one-year period shown in the bar chart, the highest return for a
quarter was [     %] (quarter ended [date]) and the lowest return for a quarter
was [     %] (quarter ended [date]).

                AVERAGE ANNUAL TOTAL RETURNS
          (for the period ended December 31, 1998)              PAST ONE YEAR
          ----------------------------------------              -------------
All Pro Large Cap Value Portfolio...........................    [     ]%
Quantum Large Value Benchmark...............................    [     ]%

The Quantum Large Value Benchmark is a widely recognized index of common stocks of value-oriented companies selected from the largest 750 companies in the Wilshire 5000 Equity Stock Index.

[ ]  ALL PRO SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in undervalued equity securities of companies included in the Wilshire 4500 Index at the time of purchase, which the Advisers believe offer above-average potential for growth in future earnings.

Currently, different segments of the Portfolio's assets are managed as follows:

     - Approximately 40% of the Portfolio's assets are managed by an investment subadviser that seeks securities of companies that have low price-to-operating earnings ratios that have strong prospect for future earnings growth. This subadviser generally avoids securities of companies with market capitalizations of less than $50 million or with little or no operating earnings.

     - Approximately 60% of the Portfolio's assets are managed by an investment subadviser that seeks securities of companies that have the potential for high returns.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The All Pro Small Cap Value Portfolio is subject to MARKET RISK and FINANCIAL RISK. Investments held by the Portfolio entail a high degree of SMALL COMPANY RISK (including a higher credit risk).

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the All Pro Small Cap Value Portfolio by showing changes in the Portfolio performance since commencement of operations and by showing how the Portfolio's average annual returns compare to those of the Quantum Small Value Benchmark. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                               [INSERT BAR CHART]

During the one-year period shown in the bar chart, the highest return for a
quarter was [     %] (quarter ended [date]) and the lowest return for a quarter
was [     %] (quarter ended [date]).

                AVERAGE ANNUAL TOTAL RETURNS
          (for the period ended December 31, 1998)              PAST ONE YEAR
          ----------------------------------------              -------------
All Pro Small Cap Value Portfolio...........................    [     ]%
Quantum Small Value Benchmark...............................    [     ]%

The Quantum Small Value Benchmark is a widely recognized index of common stocks of value-oriented companies selected from the remaining 1,750 companies after the largest 750 companies in the Wilshire 5000 Equity Stock Index.

                      RISKS OF INVESTING IN THE PORTFOLIOS

Each Portfolio is subject to the risk that it may not achieve its investment objective, and an investor may lose money (including the principal invested) by investing in it. No one Portfolio alone should be considered a complete investment program, and any Portfolio performance could fall below that of other possible investments.

Because each Portfolio invests in a different mix of securities and employs a unique strategy for achieving its goals, the risks associated with each Portfolio will vary. While the actual performance of any mutual fund cannot be predicted, investors should consider the possible risks associated with a Portfolio's investments. Such risks include:

CORRELATION RISK. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may adversely affect the value of an investment. Currency fluctuations may negatively impact a Portfolio's portfolio even if the foreign stock has not declined in value in its own currency. For example:

     - A decline in the dollar value of other currencies would reduce the value of certain portfolio investments denominated in such currencies

     - A Portfolio may have to sell portfolio securities to pay dividends to shareholders if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such interest is paid to shareholders.

FINANCIAL RISK. For debt securities, credit risk. For equity securities, the risk that the issuer's earning prospects and overall financial position will deteriorate, causing a decline in the security's value.

RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS AND NON-DOLLAR
SECURITIES. Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in currency exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in securities of foreign issuers and non-dollar securities may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The INTERNATIONAL PORTFOLIO and the MANAGED PORTFOLIO may invest in securities of issuers located in countries with emerging economies and or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures and institutions in many of these countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated assets of private companies. In addition, unanticipated political or social developments may affect the values of investments in these countries and the ability of a Portfolio to make additional investments in them. The small size, inexperience and limited trading volume of the securities markets in certain of these countries may also make investments in such countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries. As a result, these Portfolios may be required to establish special custody or other arrangements before making certain investments in these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of these Portfolios to invest in securities of certain issuers located or doing business in these countries.

HEDGING RISK. When a Portfolio hedges an asset it holds, any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it also reduces or eliminates the potential for investment gains.

INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable.

INTEREST RATE RISK. The risk of that the market value of a debt or other income-bearing security will decline because of changes in prevailing interest rates. Generally, a rise in interest rates typically causes the market values of such securities to decline, particularly fixed-rate securities.

RISKS OF INVESTING IN LOWER QUALITY DEBT INSTRUMENTS. Lower quality debt instruments usually pay a higher interest rate than investment-grade bonds, but with the higher interest comes higher risks. Lower quality debt instruments have the following characteristics:

     - Speculative with only an adequate capacity to pay principal and interest;

     - Tend to react more to changes in interest rates than do higher-rated securities;

     - Have a higher risk of default, tend to be less liquid, and may be more difficult to value;

     - Are issued by entities whose ability to make principal and interest payments are more likely to be affected by changes in economics conditions or other circumstances;

     - Have poor prospects for reaching investment grade standing and may be in default;

     - May be more severely affected than some other financial instruments by economic recession or substantial interest rate increases, by changing public perceptions of the market, or by legislation that limits their use in connection with corporate reorganizations or limits their tax or other advantages; and

     - Are more likely to react to developments affecting market risk and financial risk than are higher quality debt instruments, which react primarily to movements in the general level of interest rates.

LEVERAGE RISK. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A Portfolio's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A Portfolio may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the Portfolio would like to sell them or at the price the Portfolio values them.

MANAGEMENT RISK. The risk that a strategy used by a Portfolio's Adviser does not produce the intended result. For example, the Adviser's judgment about the value or potential appreciation of a particular stock may prove to be incorrect.

MARKET RISK. The risk that the market value of a security may increase or decrease, sometimes rapidly and unpredictably, due to factors unrelated to the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK. The risk of losses attributable to natural disasters, crop failures and similar events.

OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

POLITICAL RISK. The risk of losses directly attributable to government actions or political events of any sort. Foreign countries may experience political or social instability or diplomatic developments that could affect investments in those countries.

SMALL COMPANY RISK. The risk of investing in securities of smaller companies. Such smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. These companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

SPECULATION RISK. Speculation involves assuming a higher than average risk of loss in anticipation of gain. If a Portfolio uses a derivative contract or derivative security to speculate rather than hedge, it is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

VALUATION RISK. The risk that the market value of an investment falls substantially below the Portfolio's valuation of the investment.

                             INVESTMENT TECHNIQUES

The Portfolios are permitted to use, within limits established by the directors, certain other securities and investment practices that have higher risks and opportunities associated with them. On the following pages are brief descriptions of these securities and practices, along with certain of their associated risks.

HIGHER-RISK SECURITIES AND PRACTICES

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
American Depositary            ADRs are receipts typically    Market, currency,
Receipts (ADRs)                issued by a U.S. financial     information, natural event,
                               institution which evidence     and political risks (i.e.,
                               ownership of underlying        the risks of investing in
                               securities of foreign          foreign issuers and non-
                               corporate issuers.             dollar securities).
                               Generally, ADRs are in
                               registered form and are
                               designed for trading in
                               U.S. markets.
-----------------------------------------------------------------------------------------
Borrowing                      The borrowing of money from    Credit risk and interest
                               banks or through reverse       rate risks.
                               repurchase agreements. No
                               Portfolio will borrow money
                               for leveraging purposes.
-----------------------------------------------------------------------------------------
Writing Covered Call Option    A call option is the right     Interest rate, market,
Contracts on Securities        to purchase a security for     hedging, correlation,
                               an agreed-upon price at any    liquidity, credit, and
                               time prior to an expiration    opportunity risks.
                               date. By writing (selling)
                               a call option, a Portfolio
                               gives this right to a buyer
                               for a fee. A "covered" call
                               option contracts is one
                               where the Portfolio owns
                               the securities subject to
                               the option so long as the
                               option is outstanding.
-----------------------------------------------------------------------------------------
Emerging Market Securities     Any securities primarily       Credit, market, currency,
                               traded on exchanges (or        information, liquidity,
                               other markets) located in,     interest rate, valuation,
                               or issued by companies         natural event, political
                               organized or primarily         risks and the risks of
                               operating in, countries        investing in foreign
                               with emerging economies        securities and non-dollar
                               and/or securities markets      securities.
                               (typically located in Asia,
                               the Asia-Pacific region,
                               Eastern Europe, Central and
                               South America and Africa).
-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
European and Global            EDRs and GDRs are receipts     Market, currency,
Depositary Receipts (EDRs      evidencing an arrangement      information, natural event,
and GDRs)                      with a non-U.S. financial      and political risks (i.e.,
                               institution similar to that    the risks of investing in
                               for ADRs and are designed      securities of issuers and
                               for use in non-U.S.            non- dollar securities).
                               securities markets. EDRs
                               and GDRs are not
                               necessarily quoted in the
                               same currency as the
                               underlying security.
-----------------------------------------------------------------------------------------
Securities of Foreign          Securities of (1) companies    Market, currency,
Issuers                        organized outside the          information, interest rate,
                               United States, (2)             natural event, and
                               companies whose securities     political risks.
                               are principally traded
                               outside the United States,
                               and (3) foreign governments
                               or agencies and
                               instrumentalities of
                               foreign governments.
-----------------------------------------------------------------------------------------
Foreign Money Market           Short-term debt obligations    Market, currency,
Securities                     issued either by foreign       information, interest rate,
                               financial institutions or      natural event and political
                               by foreign branches of U.S.    risks.
                               financial institutions or
                               foreign issuers.
-----------------------------------------------------------------------------------------
Forward Foreign Currency       Contracts involving the        Currency, liquidity, credit
Exchange Contracts             right or obligation to buy     and leverage risks. When
                               or sell a given amount of      used for hedging, also has
                               foreign currency at a          hedging, correlation, and
                               specified price and future     opportunity risks.
                               date.
-----------------------------------------------------------------------------------------
Illiquid Assets                An investment that is          Liquidity, valuation and
                               difficult or impossible to     market risks.
                               sell at approximately the
                               time that a Portfolio would
                               like to sell it for the
                               price at which the
                               Portfolio values it.
-----------------------------------------------------------------------------------------
Non-Dollar Securities          Securities issued,             Currency and liquidity
                               denominated or quoted in       risks.
                               foreign currencies.
-----------------------------------------------------------------------------------------
Lower Quality Debt             Debt securities rated BB by    Credit, market, debt
Instruments                    S&P or Ba by Moody's (or       securities, liquidity,
                               comparable unrated             valuation, and information
                               securities).                   risks, and risks of
                                                              investing in lower-quality
                                                              debt securities.
-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Equity Interests in Real       Pooled investment vehicles     Credit, market, financial,
Estate Investment Trusts       that invest primarily in       prepayment, extension and
(REITs)                        income producing real          interest rate risks.
                               estate or real estate
                               related loans or interests.
                               REITs may include operating
                               companies that invest in
                               and manage income-producing
                               real estate or real
                               estate-related businesses.
-----------------------------------------------------------------------------------------
Repurchase Agreements          The purchase of a security     Credit risk.
                               that the issuer agrees to
                               buy back later at the same
                               price plus interest.
-----------------------------------------------------------------------------------------
Reverse Repurchase             The lending of short-term      Leverage and credit risks.
Agreements                     debt securities; often used
                               to facilitate borrowing.
-----------------------------------------------------------------------------------------
Securities Lending             The lending of securities      Credit risk.
                               to financial institutions,
                               which provide cash or
                               government securities as
                               collateral.
-----------------------------------------------------------------------------------------
Short-Term Trading             Selling a security soon        Market Risk.
                               after purchase or Market
                               risk. purchasing it soon
                               after it was sold (a
                               Portfolio engaging in
                               short-term trading will
                               have higher turnover and
                               transaction expenses).
-----------------------------------------------------------------------------------------
Small Capitalization           Companies included in the      Market and small company
Companies                      Wilshire 4500 Index at the     risk.
                               time of purchase.
-----------------------------------------------------------------------------------------
When-Issued Securities and     The purchase and sale of       Market, opportunity,
Forward Commitments            securities for delivery at     interest rate, credit, and
                               a future date; market value    leverage risks.
                               may change before delivery.
-----------------------------------------------------------------------------------------

HIGHER RISK SECURITIES AND PRACTICES TABLE. The following table shows each Portfolio's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.

                                                                                                                   ALL
                                                                                              ALL PRO   ALL PRO    PRO    ALL PRO
                                                                         AGGRES-               LARGE     SMALL    LARGE    SMALL
                                               MONEY                      SIVE      INTER-      CAP       CAP      CAP      CAP
                                      GROWTH   MARKET   BOND   MANAGED   GROWTH    NATIONAL   GROWTH    GROWTH    VALUE    VALUE
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES
---------------------------------------------------------------------------------------------------------------------------------
Borrowing; Reverse Repurchase
Agreements..........................    30       30      30       30        30        30         30        30       30       30
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements...............     *        *       *        *         *         *          *         *        *        *
---------------------------------------------------------------------------------------------------------------------------------
REITs...............................    --       --      --       --        --        --         --        --       --       --
---------------------------------------------------------------------------------------------------------------------------------
Securities Lending..................    30       30      30       30        30        30         30        30       30       30
---------------------------------------------------------------------------------------------------------------------------------
Short-term Trading..................    --       --       *        *        --        --         --        --       --       --
---------------------------------------------------------------------------------------------------------------------------------
Smaller Capitalization Companies....     X        X       X        X         *         X          X         *        X        *
---------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities; Forward
Commitments.........................    10       10      10       10        10        10         10        10       10       10
---------------------------------------------------------------------------------------------------------------------------------
CONVENTIONAL SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
ADRs, EDRs and GDRs.................     X        X       *        *         X         *          *         *        *        *
---------------------------------------------------------------------------------------------------------------------------------
Lower Quality Debt Instruments......     X        X      25(2)    25(2)      X         X          X         X        X        X
---------------------------------------------------------------------------------------------------------------------------------
Securities of Foreign Issuers and
Non-Dollar Securities...............  --25       25      25       25     --25          *       --25      --25     --25     --25
---------------------------------------------------------------------------------------------------------------------------------
Emerging Market Securities..........     X        X       X        *         X         *          X         X        X        X
---------------------------------------------------------------------------------------------------------------------------------
Illiquid Assets(1)..................    15       10      15       15        15        15         15        15       15       15
---------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES AND CONTRACTS
---------------------------------------------------------------------------------------------------------------------------------
Covered Call Options on
Securities..........................     *        X       X        *         *         X          *         *        *        *
---------------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency Exchange
Contracts...........................    --        *       *        *        --         *         --        --       --       --
---------------------------------------------------------------------------------------------------------------------------------

(1) Numbers in this row refer to net, rather than total, assets.

(2) May only invest up to 25% of the value of its corporate debt securities (other than commercial paper) in such securities.

LEGEND

30 A number indicates the maximum percentage of total assets (but see note 1) that the Portfolio is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the Portfolio's annual and semi-annual reports.

* A bold check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

--A thin check mark means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "x" mark means that the Portfolio is not permitted to use that practice or invest in that type of security.

                                   MANAGEMENT

ADVISERS

Under the terms of each investment advisory agreement, the Advisers, at their own expense and subject to the supervision of the Fund's board of directors, provide the appropriate Portfolio(s) with investment advice and manage the investment and reinvestment of a Portfolio's assets. The Advisers also perform research services and evaluate statistical and financial data relevant to a Portfolio's investment policies, and provide the Fund's directors with regular reports as to a Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by a Portfolio. The compensation (as a percentage of each Portfolio's average daily net assets) paid monthly by the Fund to PIMC or SAC, as applicable, is described in the table below.

GROWTH, MONEY MARKET, BOND, MANAGED, AND AGGRESSIVE GROWTH PORTFOLIOS. Sentinel Advisors Company serves as investment adviser for the Growth, Money Market, Bond, Managed, and Aggressive Growth Portfolios. SAC is located at National Life Drive, Montpelier, Vermont 05604.

INTERNATIONAL PORTFOLIO. Providentmutual Investment Management Company serves as investment adviser for the International Portfolio. PIMC is located at 1050 Westlakes Drive, Berwyn, Pennsylvania 19312. PIMC has engaged The Boston Company Asset Management, Inc. to manage the investment and reinvestment of the International Portfolio's assets, subject to monitoring by PIMC and supervision by the Fund's board of directors. TBC is located at One Boston Place, Boston, MA 02108.

ALL PRO SMALL CAP GROWTH, ALL PRO LARGE CAP GROWTH, ALL PRO SMALL CAP VALUE, AND ALL PRO LARGE CAP VALUE PORTFOLIOS. PIMC serves as investment adviser for the All Pro Portfolios using a "manager of subadvisers" approach by which PIMC allocates each All Pro Portfolio's assets among one or more "specialist" investment subadvisers. PIMC selects investment subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating investment subadvisers, and therefore PIMC does not anticipate frequent changes in investment subadvisers. Criteria for employment of investment subadvisers includes, but is not limited to, proven discipline and thoroughness in pursuit of stated investment objectives, consistently above-average performance and an ability to conserve values in declining markets, and the expertise and level of service of the investment subadviser's staff and organization. Investment subadvisers may have different investment styles and security selection disciplines.

PIMC monitors the performance of each investment subadviser and of each All Pro Portfolio and, to the extent it deems appropriate to achieve a Portfolio's investment objective, reallocates Portfolio assets among individual subadvisers or recommends that a Portfolio employ or terminate particular investment subadvisers. The Fund and PIMC have requested an order of the SEC that would permit the Fund to employ particular investment subadvisers without shareholder approval. The Fund will not employ any subadviser, other than those described herein, without shareholder approval unless such an order is granted.

PIMC has retained Wilshire Associates Incorporated ("Wilshire") as an investment management consultant to assist it in identifying and evaluating the performance of potential subadvisers for each of the All Pro Portfolios. Wilshire does not participate in the selection of portfolio securities for any Portfolio or in any way participate in the day-to-day management of the All Pro Portfolios or the Fund. Wilshire assists PIMC in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assists PIMC in performing similar ongoing quantitative analysis of the performance of each All Pro Portfolio's subadvisers and in determining whether changes in a subadviser would be desirable for a Portfolio. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica CA 90401.

On behalf of the All Pro Portfolios, and after consultation with Wilshire, PIMC has selected each of the subadvisers listed below.

SUBADVISERS TO THE ALL PRO SMALL CAP GROWTH PORTFOLIO. The assets of the All Pro Small Cap Growth Portfolio are managed in part by Standish, Ayer and Wood ("SAW") and in part by Husic Capital Management ("Husic").

     SAW. SAW is located at One Financial Center, Boston, Massachusetts. It emphasizes companies under $500 million in market capitalization which have established a pattern of business success: above average growth, superior financial characteristics, superior business positions, and strong management. SAW has over $3.4 billion in equity assets under management.

     Husic. Husic, located at 555 California Street, Suite 2900, San Francisco, California, offers products across the market capitalization spectrum and is dedicated to growth style management. Husic manages more than $3.5 billion on behalf of institutions and individuals including $600 million in its small-cap product.

SUBADVISERS TO THE ALL PRO LARGE CAP GROWTH PORTFOLIO. The assets of the All Pro Large Cap Growth Portfolio are managed in part by Cohen, Klingenstein & Marks, Inc. ("CKM") and in part by Geewax, Terker & Co. ("Geewax").

     CKM. CKM is an expert in large-capitalization growth equity management. CKM offers no other products. CKM, which is located at 2112 Broadway, Suite 314, New York, New York, currently manages approximately $1.4 billion in assets.

     Geewax. Geewax has expertise in large-capitalization growth equity management. Geewax is located at 99 Starr St., Phoenixville, Pennsylvania and provides portfolio management for $2.6 billion in assets.

SUBADVISERS TO THE ALL PRO SMALL CAP VALUE PORTFOLIO. As of the date of this prospectus, the assets of the All Pro Small Cap Value Portfolio are managed in part by 1838 Investment Advisors ("1838"), and in part by Denver Investment Advisors ("DIA").

     1838. 1838, located at 100 Matsonford Rd., Suite 320, Radnor, Pennsylvania, offers large core equity, fixed income, and international equity products in addition to its small capitalization equity strategy. The majority of 1838's clients are institutional, while others are high net worth individuals.

     DIA. DIA, located at 1225 17th Street, Denver, Colorado, offers a small Capitalization Value approach that focuses on owning small capitalization stocks that have the potential for high returns and on reducing risk in the portfolio. DIA provides portfolio management for $11.1 billion in assets.

SUBADVISERS TO THE ALL PRO LARGE CAP VALUE PORTFOLIO. The assets of the All Pro Large Cap Value Portfolio are managed in part by Equinox Capital Management, Inc. ("Equinox"), in part by Harris Associates, Inc. ("Harris"), and in part by Mellon Equity Associates ("Mellon Equity").

     Equinox. Equinox is entirely dedicated to large-capitalization value style management. Equinox, which is located at 590 Madison Ave., 41st Floor, New York, New York, manages approximately $7 billion on behalf of institutions and individuals.

     Harris. Harris has over 20 years of experience in managing money for institutional clients and high net worth individuals. Harris, which is located at 2 North LaSalle St., Suite 500, Chicago, Illinois, currently manages over $17.7 billion in assets.

     Mellon Equity. Mellon Equity, which is located at 500 Grant Street, Suite 3700, Pittsburgh, Pennsylvania, is a wholly owned subsidiary of Mellon Bank and manages all of its research, portfolio management, marketing and client contact. Mellon Equity currently manages approximately $17 billion in assets.

COMPENSATION OF PIMC AND SAC

                                                                                     MAXIMUM
                                                           FEE PAID IN 1998        ANNUAL RATE
                                                           (AS % OF AVERAGE     (AS % OF AVERAGE
                  PORTFOLIO                    ADVISER    DAILY NET ASSETS)*    DAILY NET ASSETS)
                  ---------                    -------    ------------------    -----------------
Growth.......................................    SAC         [     ]%                0.50%
Money Market.................................    SAC         [     ]%                0.25%
Bond.........................................    SAC         [     ]%                0.35%
Managed......................................    SAC         [     ]%                0.40%
Aggressive Growth............................    SAC         [     ]%                0.50%
International................................   PIMC         [     ]%                0.75%
All Pro Small Cap Growth.....................   PIMC         [     ]%                0.90%
All Pro Large Cap Growth.....................   PIMC         [     ]%                0.70%
All Pro Small Cap Value......................   PIMC         [     ]%                0.90%
All Pro Large Cap Value......................   PIMC         [     ]%                0.70%

-------------------------

* With respect to each of the Portfolios (except the Money Market Portfolio and the All Pro Portfolios) the fee payable by a Portfolio to PIMC or SAC is graduated so that increases in the respective Portfolio's net assets may result in a lower fee and decreases in the Portfolio's net assets may result in a higher fee. The maximum annual rate payable to each Adviser is indicated by the right-hand column above. See "Management of the Fund" in the SAI for further information.

PORTFOLIO MANAGERS

GROWTH, MANAGED, MONEY MARKET, BOND AND AGGRESSIVE GROWTH PORTFOLIOS.
Respecting the Growth, Money Market, Bond, Managed, and Aggressive Growth Portfolios, SAC employs a team approach in managing the Portfolios. The management teams are comprised of a lead portfolio manager, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and shares the responsibility for providing ideas, information and knowledge in managing the Portfolios. Rodney A. Buck, Chief Executive Officer of SAC, is also Chairman and Chief Executive Officer of National Life Investment Management Company, Inc., and Senior Vice President and Chief Investment Officer of NLIC. Mr. Buck has been employed by SAC or its affiliates since 1972. There are three investment management teams: an Equity Value Team, headed by Richard A. Pender, Senior Vice President of SAC; an Equity Growth Team, headed by Robert L. Lee, Senior Vice President of SAC; and a Fixed Income Team, headed by David M. Brownlee, Senior Vice President of SAC.

Each of Messrs. Buck, Pender, Lee and Brownlee is a Chartered Financial Analyst. Mr. Pender has been associated with SAC or its affiliates since 1986. Mr. Lee joined SAC in 1993. Prior to that time he was a Vice President at Shawmut National Corporation. Mr. Brownlee also joined SAC in 1993; prior to that he was a Managing Director at Aetna Life and Casualty.

GROWTH PORTFOLIO. The Growth Portfolio is managed by Mr. Pender and Daniel J. Manion, Vice President of SAC. Mr. Pender and Mr. Manion have been members of the Growth Portfolio management team since 1997, when SAC began managing the Portfolio. Mr. Manion, a Chartered Financial Analyst, has been associated with SAC since 1993; prior to that he was associated with Wright Investors' Service.

MANAGED PORTFOLIO. The Managed Portfolio is managed by a team consisting of Mr. Buck, Mr. Pender and Richard D. Temple, Vice President of SAC. Mr. Buck has been the Portfolio's portfolio manager since

1993. Mr. Temple is a fixed income portfolio manager who has been employed by SAC or its affiliates since 1969.

MONEY MARKET PORTFOLIO. The Money Market Portfolio is managed by Mr. Temple and Darlene Coppola, Money Market Trader of SAC. Ms. Coppola has been employed by SAC or its affiliates since 1974.

BOND PORTFOLIO. The Bond Portfolio is managed by Mr. Temple and William C. Kane, Vice President of SAC. Mr. Temple has been the lead portfolio manager of the Bond Portfolio since 1985. Mr. Kane is a Chartered Financial Analyst, and has been employed by SAC or its affiliates since 1992. Prior to joining SAC, Mr. Kane was employed by Chase Manhattan Bank.

AGGRESSIVE GROWTH PORTFOLIO. The Aggressive Growth Portfolio is managed by Scott T. Brayman, Vice President of SAC, and Mr. Lee. Mr. Brayman and Mr. Lee have been the lead portfolio managers of the Portfolio since 1997. Mr. Brayman is a Chartered Financial Analyst, and has been with SAC since 1995. He has been involved with the Aggressive Growth Portfolio since he joined SAC. Prior to joining SAC, he was associated with Argyle Capital Management, Inc.

INTERNATIONAL PORTFOLIO. Sandor Cseh, Senior Vice President and Director of International of TBC, has been the portfolio manager for the International Portfolio since 1991. Sandor Cseh has over 22 years experience in investment management.

ALL PRO PORTFOLIOS. Assets of each of the All Pro Portfolios are managed by two or more subadvisers that have contracted with PIMC to bring a specific asset management strategy to the management of that Portfolio. The table below summarizes the background data with respect to each subadviser's portfolio managers that provide the day to day management of the All Pro Portfolio's assets.

ALL PRO SMALL CAP        SAW:                     Nicholas S. Battelle, CFA, has served as
GROWTH PORTFOLIO:                                 portfolio manager to the All Pro Small Cap Growth
                                                  Portfolio since May 1, 1998. Mr. Battelle
                                                  graduated from Duke University, Columbia
                                                  University Graduate School of Business, joined
                                                  SAW in 1982 and began investment experience in
                                                  1970.
                         Husic:                   Husic's following investment professionals have
                                                  served as portfolio managers to the All Pro Small
                                                  Cap Growth Portfolio since May 1, 1998: Frank J.
                                                  Husic, CFA: B.S. and M.S. in Industrial
                                                  Administration, Carnegie-Mellon University; M.S.
                                                  and Ph.D. in Economics, University of
                                                  Pennsylvania; Joined Husic in 1987, began
                                                  investment experience in 1971; and (2) Ronald J.
                                                  Leong, CFA: B.S. with High Honors in Banking and
                                                  Finance (two degrees), San Francisco State
                                                  University; Joined Husic in 1989, began
                                                  investment experience in 1989.
ALL PRO LARGE CAP        CKM:                     CKM's following investment professionals have
GROWTH PORTFOLIO:                                 served as portfolio managers to the All Pro Large
                                                  Cap Growth Portfolio since May 1, 1998: (1)
                                                  George M. Cohen: B.S. in Mathematics, Arizona
                                                  State University; Joined CKM in 1981, began
                                                  investment experience in 1974; (2) Thomas D.
                                                  Klingenstein: B.A. in History, Williams College;
                                                  and (3) Richard C. Marks: B.A. in Physics,
                                                  Adelphi University; Joined CKM in 1990, began
                                                  investment experience in 1979.

                         Geewax:                  Geewax's following investment professionals have
                                                  served as portfolio managers to the All Pro Large
                                                  Cap Growth Portfolio since May 1, 1998: (1) John
                                                  J. Geewax: B.S., M.B.A., J.D., Ph.D. (ABD),
                                                  University of Pennsylvania; Joined Geewax in
                                                  1982, began investment experience in 1980; and
                                                  (2) Christopher P. Ouimet: B.S., Albright
                                                  College; M.B.A., St. Joseph's University; Joined
                                                  Geewax in 1994, began investment experience in
                                                  1998.
ALL PRO SMALL CAP VALUE  DIA:                     Christianna Wood, CFA, Vice President and
PORTFOLIO:                                        Portfolio Manager, has served as portfolio
                                                  manager to the All Pro Small Cap Value Portfolio
                                                  since May 1, 1998. Ms. Wood received a B.A. Cum
                                                  Laude, Vassar College, and an M.B.A., New York
                                                  University, joined DIA in 1995, began investment
                                                  experience in 1981.
                         1838:                    1838's following investment professionals have
                                                  served as portfolio managers to the All Pro Small
                                                  Cap Value Portfolio since May 1, 1998: (1) Edwin
                                                  B. Powell: B.S., University of Illinois; Joined
                                                  1838 in 1994, began investment experience in
                                                  1967; (2) Cynthia R. Axelrod: B.S. and M.B.A.,
                                                  Drexel University; Joined 1838 in 1995, began
                                                  investment experience in 1988; and (3) J. Kelly
                                                  Flynn: A.B., Harvard University and M.B.A.,
                                                  Wharton School; joined 1838 in 1997, began
                                                  investment experience in 1997.
ALL PRO LARGE CAP VALUE  Equinox:                 Equinox's following investment professionals have
PORTFOLIO                                         served as portfolio managers to the All Pro Large
                                                  Cap Value Portfolio since May 1, 1998: (1) Ronald
                                                  J. Ulrich: Degrees in Engineering and Business
                                                  Administration, Lehigh University; M.B.A. in
                                                  Corporate Finance, New York University; Joined
                                                  Equinox in 1989, began investment experience in
                                                  1971; and (2) Wendy D. Lee, CFA: Summa Cum Laude
                                                  graduate from both Rutgers College and The
                                                  University of Chicago Graduate School of Business
                                                  with highest distinction in Economics, Finance
                                                  and Accounting; joined Equinox in 1992, began
                                                  investment experience in 1981.
                         Harris Associates:       Harris Associate's following investment
                                                  professionals have served as portfolio managers
                                                  to the All Pro Large Cap Value Portfolio since
                                                  May 1, 1998: (1) Robert H. Harper, CFA: B.S.,
                                                  University of Illinois; M.B.A., Northwestern
                                                  University; Joined Harris Associates in 1978,
                                                  began investment experience in 1969; and (2)
                                                  Michael J. Mangan, CPA, CFA: B.B.A., University
                                                  of Iowa; M.B.A., Northwestern University; joined
                                                  Harris Associates in 1997, began investment
                                                  experience in 1988.

                         Mellon Equity:           Mellon Equity's following investment
                                                  professionals have served as portfolio managers
                                                  to the All Pro Large Cap Value Portfolio since
                                                  May 1, 1998: (1) William P. Rydell, CFA: Degree
                                                  in Economics, Wabash College; M.B.A., University
                                                  of Michigan; Joined Mellon Equity in 1986, began
                                                  investment experience in 1972; (2) Robert A.
                                                  Wilk, CFA: B.S. in Management and Electrical
                                                  Engineering, M.I.T.; M.S. in Finance, M.I.T.;
                                                  Joined Mellon Equity in 1986, began investment
                                                  experience in 1971; (3) John R. O'Toole, CFA:
                                                  B.A. in Economics, University of Pennsylvania;
                                                  M.B.A. in Finance, University of Chicago; Joined
                                                  Mellon Equity in 1989, began investment
                                                  experience in 1978; (4) Ronald P. Gala, CFA:
                                                  Degree in Business Administration, Duquesne
                                                  University; M.B.A. in Finance, University of
                                                  Pittsburgh; Joined Mellon Equity in 1993, began
                                                  investment experience in 1984; and (5) Stephen A.
                                                  Falci, CFA: B.S. in Economics and M.B.A. in
                                                  Finance, New York University; joined Mellon
                                                  Equity in 1994, began investment experience in
                                                  1981.

                        DESCRIPTION OF THE FUND'S SHARES

GENERAL

The Fund issues a separate class of shares of common stock for each Portfolio. The Fund may establish additional portfolios in the future and additional classes of shares for such new portfolios.

Based on current federal securities law requirements, the Fund expects that its insurance company shareholders will offer owners of their variable life insurance contracts and variable annuity contracts the opportunity to instruct such shareholders as to how to vote shares allocable to their contracts regarding certain matters, such as the approval of investment advisory agreements. Fund shares not attributable to variable life insurance or annuity contracts, or for which no timely instructions are received by insurance company shareholders, are voted by each insurance company in the same proportion as the voting instructions that are received by that company for all contracts of the company participating in each Portfolio. The voting instructions received from contract holders may be disregarded in certain circumstances that are described in the prospectuses for the variable contracts.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Portfolio is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time, on each day when the New York Stock Exchange is open for business. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The net asset value of each Portfolio is computed by dividing the sum of the value of the Portfolio's securities, cash, and other assets, minus all liabilities, by the total number of outstanding shares of the Portfolio.

The value of each Portfolio's securities and assets, except those of the Money Market Portfolio and certain short-term debt securities held by any of the other Portfolios, is determined on the basis of their market values. All of the securities and assets of the Money Market Portfolio and short-term debt securities having remaining maturities of sixty days or less held by any of the other Portfolios are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Fund's board of directors. A Portfolio may invest in securities primarily listed on foreign exchanges that trade on days when the Portfolio does not price its shares. Therefore, the net asset value of the Portfolio's shares may change on days when shareholders may not be able to redeem Portfolio shares. See "Determination of Net Asset Value" in the SAI.

OFFER, PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are not available directly to the public. Currently, shares of the Fund are sold, without sales charge, at each Portfolio's net asset value per share, only to variable life insurance and variable annuity separate accounts of Provident Mutual and PLACA; and to variable life insurance separate accounts of NLIC. In the future, the Fund may offer shares of one or more of the Portfolios (including new portfolios that might be added to the Fund) to other separate accounts of Provident Mutual, PLACA or NLIC to support variable life insurance policies or variable annuity contracts, or shares may also be sold to other insurance company separate accounts to fund variable life insurance policies and variable annuity contracts. The price per share is based on the next daily calculation of net asset value after an order is placed.

Shares of the Portfolios are sold in a continuous offering and are authorized to be offered to insurance company separate accounts to support variable life insurance contracts and variable annuity contracts. Net premiums or net purchase payments under the respective contract or contract are placed in one or more subaccounts of a separate account and the assets of each such separate account are invested in the shares of the Portfolio corresponding to that subaccount. A separate account purchases and redeems shares of the Portfolios for its subaccounts at net asset value without sales or redemption charges.

On each day that a Portfolio's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares of the Portfolio(s) based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners, annuitants, and beneficiaries that have been processed on that day. A separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the same day, although such purchases and redemptions may be executed the next morning. Money received by the Fund from a separate account for the purchase of shares of the International Portfolio may not be invested by that Portfolio until the day following the execution of such purchases.

Please refer to the separate prospectus for each separate account and its related contract for a more detailed description of the procedures whereby a contract owner, annuitant, or beneficiary may allocate his or her interest in a separate account to a subaccount using the shares of one of the Portfolios as an underlying investment medium.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Fund intends that each of the Portfolios will continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. For a discussion regarding what it means to qualify as a RIC and a general discussion concerning some of the possible tax consequences associated with the operation of the Fund, please refer to the section entitled "Taxes" in the SAI.

Shares of the Portfolios are offered only to insurance company separate accounts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance or variable annuity contracts. Accordingly, no gain or loss should be recognized on account of ordinary income or capital gains distributions to the Fund's insurance company shareholders or upon the sale or redemption of shares of the Portfolios. Please refer to the appropriate tax disclosure in the respective prospectuses for a separate account and its related contract for more information on the taxation of life insurance companies, separate accounts, as well as the tax treatment of variable life insurance and variable annuity contracts and the holders thereof.

For more information about the tax status of the Fund, see "Taxes" in the SAI.

                               OTHER INFORMATION

PREPARING FOR YEAR 2000

In providing investment advisory services to the Portfolios, each Adviser utilizes systems that may be affected by Year 2000 transition issues. The Advisers and the Portfolios also rely on service providers, including banks, custodians, administrators, transfer agents and distributors, that also may be affected. Each of the Advisers has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers also are so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Advisers or the Portfolios. As of the date of this prospectus, it is not anticipated that a shareholder will experience negative effects on the shareholder's investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. However, there can be no assurance that the Advisers will be successful, or that interaction with other service providers will not impair the Fund's or an Adviser's services at that time.

EURO CONVERSION

On January 1, 1999, 11 participating countries in the European Economic Monetary Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) adopted the Euro as their official currency. As of January 1, 1999, governments in participating countries issued new debt and redenominated existing debt in Euros, although corporations may choose whether to issue stocks or bonds in Euros or the national currency. The new European Central Bank (the "ECB") assumed responsibility for a uniform monetary policy in participating countries. Currency conversion occurs through a "triangulation" process whereby an amount denominated in one national currency is converted into Euros, which are then converted into the second national currency. The Euro conversion presents investors with unique risks and uncertainties, including: (1) the readiness of Euro payment, clearing, and other operational systems; (2) the legal treatment of debt instruments and financial contracts denominated in or referring to existing national currencies rather than the Euro; (3) exchange-rate fluctuations between the Euro and non-Euro currencies during the transition period of January 1, 1999 through December 31, 2001 and beyond; (4) potential U.S. tax issues with respect to Portfolio securities; and (5) the ECB's abilities to manage monetary policies among the participating countries. Three other EU member countries (Denmark, Greece, and the United Kingdom) may convert to the Euro at a later date. These and other factors could adversely affect the value of or income from Portfolio securities.

                        APPENDIX -- FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Portfolio's (except the All Pro Portfolios) financial performance for the past 5 years and for each All Pro Portfolio's financial performance for its period of operations (which commenced in 1998). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are included in SAI, which is available upon request.

                                                                  MONEY MARKET PORTFOLIO
                                                                     (FOR YEAR ENDED)
                                               -------------------------------------------------------------
                                                 1998       1997       1996(a)        1995          1994
                                               --------   --------   -----------   -----------   -----------
Net asset value, beginning of period........                $1.00       $1.00           $1.00          $1.00
                                                ------     ------      ------      -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.....................                  .05         .05             .05            .04
                                                ------     ------      ------      -----------   -----------
     Total from investment operations.......                  .05         .05             .05            .04
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income......................                 (.05)       (.05)           (.05)          (.04)
                                                ------     ------      ------      -----------   -----------
     Total Distributions....................                 (.05)       (.05)           (.05)          (.04)
                                                ------     ------      ------      -----------   -----------
Net asset value, end of period..............                $1.00       $1.00           $1.00          $1.00
                                                ======     ======      ======      ===========   ===========
     Total return...........................                 5.33%       5.15%           5.61%          3.81%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..........               64,339      54,197          34,615         21,040
  Ratios of expenses to average net
     assets(b)..............................                  .39%        .44%            .50%           .55%
  Ratios of net investment income to average
     net assets.............................                 5.21%       5.03%           5.47%          3.86%

-------------------------

(a) On May 1, 1996 the investment adviser was changed from Providentmutual Investment Management Company to Sentinel Advisors Company.

(b) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1998, 1997, 1996, 1995 and 1994
     were as follows: [    ]%, 0.39%, 0.44%, 0.50% and 0.59%, respectively.

                See accompanying notes to financial statements.

                                                                GROWTH PORTFOLIO
                                                                (FOR YEAR ENDED)
                                          -------------------------------------------------------------
                                             1998         1997(a)        1996         1995       1994
                                          -----------   -----------   -----------   --------   --------
Net asset value, beginning of period....                  $18.10        $16.36        $14.00    $14.09
                                            ------        ------        ------      -------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................                     .35           .46          .47        .43
  Net realized and unrealized gain
     (loss) on investments..............                    3.49          2.54         3.41       (.10)
                                            ------        ------        ------      -------    -------
     Total from investment operations...                    3.84          3.00         3.88        .33
                                            ------        ------        ------      -------    -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income..................                    (.38)         (.48)        (.46)      (.41)
  Dividends to shareholders from net
     capital gains......................                   (2.10)         (.78)       (1.06)      (.01)
  Dividends to shareholders in excess of
     net investment income..............                      --            --           --         --
                                            ------        ------        ------      -------    -------
     Total distributions................                   (2.48)        (1.26)       (1.52)      (.42)
                                            ------        ------        ------      -------    -------
Net asset value, end of period..........                  $19.46        $18.10       $16.36      $14.00
                                            ======        ======        ======      =======    =======
     Total Return.......................                   24.32%        19.58%       30.39%      2.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)......                 267,389       198,948      161,899    115,191
  Ratios of expenses to average net
     assets(b)..........................                     .43%          .50%         .61%       .63%
  Ratios of net investment income to
     average net assets.................                    2.01%         2.80%        3.20%      3.10%
  Portfolio turnover rate...............                     108%           72%          61%        63%

-------------------------

(a) On May 1, 1997, the investment adviser was changed from Newbold's Asset Management, Inc. to Sentinel Advisors Company.

(b) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1998, 1997, 1996, 1995 and 1994
     were as follows: [    %], 0.43%, 0.50%, 0.61% and 0.67%, respectively.

                See accompanying notes to financial statements.

                                                                   BOND PORTFOLIO
                                                                  (FOR YEAR ENDED)
                                         -------------------------------------------------------------------
                                            1998          1997          1996          1995          1994
                                         -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of
  period..............................                 $    10.67    $    11.00    $     9.73    $     11.21
                                         -----------   -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............                        .64           .63           .65            .62
  Net realized and unrealized gain
     (loss) on investments............                        .33          (.34)         1.27          (1.23)
                                         -----------   -----------   -----------   -----------   -----------
       Total from investment
          operations..................                        .97           .29          1.92           (.61)
                                         -----------   -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income................                       (.66)         (.62)         (.65)          (.60)
  Dividends to shareholders from net
     capital gains....................                       (.00)         (.00)         (.00)          (.27)
                                         -----------   -----------   -----------   -----------   -----------
       Total distributions............                       (.66)         (.62)         (.65)          (.87)
                                         -----------   -----------   -----------   -----------   -----------
Net asset value, end of period........                 $    10.98    $    10.67    $    11.00    $      9.73
                                         ===========   ===========   ===========   ===========   ===========
       Total return...................                       9.50%         2.86%        20.45%         (5.62)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)....                     23,350        17,087        14,402         10,098
  Ratios of expenses to average net
     assets(a)........................                        .57%           56%          .60%           .68%
  Ratios of net investment income to
     average net assets...............                       6.24%         6.08%         6.36%          6.14%
  Portfolio turnover rate.............                        105%          133%          206%           151%

-------------------------

(a) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1998, 1997, 1996, 1995 and 1994
     were as follows: [    ]%, 0.57%, 0.56%, 0.60% and 0.70%, respectively.

                See accompanying notes to financial statements.

                                                      MANAGED PORTFOLIO
                                                       (FOR YEAR ENDED)
                                     ----------------------------------------------------
                                       1998       1997       1996       1995       1994
                                     --------   --------   --------   --------   --------
Net asset value, beginning of
  period...........................              $14.68     $14.19     $11.94     $13.27
                                      ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............                 .54        .51        .55        .53
  Net realized and unrealized gain
     (loss) on investments.........                2.49       1.07       2.28       (.77)
                                      ------     ------     ------     ------     ------
     Total from investment
       operations..................                3.03       1.58       2.83       (.24)
                                      ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from
     net investment income.........                (.53)      (.51)      (.57)      (.49)
  Dividends to shareholders from
     net capital gains.............                (.12)      (.58)      (.01)      (.60)
                                      ------     ------     ------     ------     ------
     Total distributions...........                (.65)     (1.09)      (.58)     (1.09)
                                      ------     ------     ------     ------     ------
Net asset value, end of period.....              $17.06     $14.68     $14.19     $11.94
                                      ======     ======     ======     ======     ======
     Total return..................               21.23%     11.88%     24.43%     (1.82)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     $(000)........................              56,068     43,431     36,002     29,363
  Ratios of expenses to average net
     assets(a).....................                 .58%       .60%       .66%       .67%
  Ratios of net investment income
     to average net assets.........                3.47%      3.68%      4.22%      4.34%
  Portfolio turnover rate..........                  99%       106%       130%        75%

-------------------------

(a) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1998, 1997, 1996, 1995 and 1994
     were as follows: [    ]%, 0.58%, 0.60%, 0.66% and 0.73%, respectively.

                See accompanying notes to financial statements.

                                                                AGGRESSIVE GROWTH PORTFOLIO
                                                                      (FOR YEAR ENDED)
                                                    ----------------------------------------------------
                                                      1998       1997       1996       1995       1994
                                                    --------   --------   --------   --------   --------
Net asset value, beginning of period..............              $18.52     $17.38     $15.45     $15.45
                                                     ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........................                 .17        .17        .20       (.01)
  Net realized and unrealized gain (loss) on
     investments..................................                3.72       3.03       1.86        .01
                                                     ------     ------     ------     ------     ------
     Total from investment operations.............                3.89       3.20       2.06        .00
                                                     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment
     income.......................................                (.18)      (.19)      (.00)      (.00)
  Dividends to shareholders from net capital
     gains........................................                (.04)     (1.87)      (.13)      (.00)
                                                     ------     ------     ------     ------     ------
     Total distributions..........................                (.22)     (2.06)      (.13)      (.00)
                                                     ------     ------     ------     ------     ------
Net asset value, end of period....................              $22.19     $18.52     $17.38     $15.45
                                                     ======     ======     ======     ======     ======
     Total return.................................               21.21%     21.00%     13.48%         0%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)................              48,574     34,098     23,822     15,430
  Ratios of expenses to average net assets
     (annualized)(a)..............................                 .63%       .68%       .76%       .86%
  Ratios of net investment income to average net
     assets (annualized)..........................                 .95%      1.14%      1.32%      (.10)%
  Portfolio turnover..............................                  37%        47%        89%        60%

-------------------------

(a) Expense ratios before reimbursement of expenses by affiliated insurance company and fee waivers by the administrator for the years ended December
    31, 1998, 1997, 1996, 1995 and 1994 were as follows: [   ]%, 0.63%, 0.68%,
    0.76% and 0.89%, respectively.

                See accompanying notes to financial statements.

                                                             INTERNATIONAL PORTFOLIO
                                                                 (FOR YEAR ENDED)
                                               ----------------------------------------------------
                                                 1998       1997       1996       1995       1994
                                               --------   --------   --------   --------   --------
Net asset value, beginning of period.........              $13.41     $12.86      $11.63    $11.87
                                                ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income......................                 .11        .11        .16        .05
  Net realized and unrealized gain (loss) on
     investments.............................                1.08       1.23       1.45       (.02)
                                                ------     ------     ------     ------     ------
     Total from investment operations........                1.19       1.34       1.61        .03
                                                ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income.......................                (.11)      (.16)      (.07)      (.03)
  Dividends to shareholders from net capital
     gains...................................                (.88)      (.63)      (.31)      (.24)
                                                ------     ------     ------     ------     ------
     Total distributions.....................                (.99)      (.79)      (.38)      (.27)
                                                ------     ------     ------     ------     ------
Net asset value, end of period...............              $13.61     $13.41     $12.86      $11.63
                                                ======     ======     ======     ======     ======
     Total return............................                9.66%     10.89%     14.31%       .26%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)...........              62,513     50,955     36,642     26,212
  Ratios of expenses to average net
     assets(a)...............................                1.02%      1.05%      1.15%      1.32%
  Ratios of net investment income to average
     net assets..............................                1.13%      1.08%      1.21%       .76%
  Portfolio turnover.........................                  37%        35%        45%        32%

-------------------------

(a) Expense ratios before reimbursement of expenses by affiliated insurance company and fee waivers by the administrator for the years ended December
    31, 1998, 1997, 1996, 1995 and 1994 were as follows: [   ]%, 1.02%, 1.05%,
    1.15% and 1.32%, respectively.

                See accompanying notes to financial statements.

                                                                 ALL PRO LARGE CAP
                                                                  GROWTH PORTFOLIO
                                                               (FOR THE PERIOD ENDED)
                                                               ----------------------
                                                                    05/01/98(A)
                                                                         TO
                                                                      12/31/98
                                                               ----------------------
Net asset value, beginning of period........................
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................
  Net realized and unrealized gain (loss) on investments....
                                                                       ------
     Total from investment operations.......................
                                                                       ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment income......
  Dividends to shareholders from net capital gains..........
                                                                       ------
     Total distributions....................................
                                                                       ------
Net asset value, end of period..............................
                                                                       ======
     Total return...........................................
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..........................
  Ratios of expenses to average net assets..................
  Ratios of net investment income to average net assets.....
  Portfolio turnover........................................

-------------------------

(a)  Commencement of operations.

                See accompanying notes to financial statements.

                                                                 ALL PRO SMALL CAP
                                                                  GROWTH PORTFOLIO
                                                               (FOR THE PERIOD ENDED)
                                                               ----------------------
                                                                    05/01/98(a)
                                                                         TO
                                                                      12/31/98
                                                               ----------------------
Net asset value, beginning of period........................
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................
  Net realized and unrealized gain (loss) on investments....
                                                                       ------
     Total from investment operations.......................
                                                                       ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment income......
  Dividends to shareholders from net capital gains..........
                                                                       ------
     Total distributions....................................
                                                                       ------
Net asset value, end of period..............................
                                                                       ======
     Total return...........................................
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..........................
  Ratios of expenses to average net assets..................
  Ratios of net investment income to average net assets.....
  Portfolio turnover........................................

-------------------------

(a)  Commencement of operations.

See accompanying notes to financial statements.

                                                                 ALL PRO LARGE CAP
                                                                  VALUE PORTFOLIO
                                                               (FOR THE PERIOD ENDED)
                                                               ----------------------
                                                                    05/01/98(a)
                                                                         TO
                                                                      12/31/98
                                                               ----------------------
Net asset value, beginning of period........................
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................
  Net realized and unrealized gain (loss) on investments....
                                                                       ------
     Total from investment operations.......................
                                                                       ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment income......
  Dividends to shareholders from net capital gains..........
                                                                       ------
     Total distributions....................................
                                                                       ------
Net asset value, end of period..............................
                                                                       ======
     Total return...........................................
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..........................
  Ratios of expenses to average net assets..................
  Ratios of net investment income to average net assets.....
  Portfolio turnover........................................

-------------------------

(a) Commencement of operations.

                See accompanying notes to financial statements.

                                                                 ALL PRO SMALL CAP
                                                                  VALUE PORTFOLIO
                                                               (FOR THE PERIOD ENDED)
                                                               ----------------------
                                                                    05/01/98(a)
                                                                         TO
                                                                      12/31/98
                                                               ----------------------
Net asset value, beginning of period........................
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................
  Net realized and unrealized gain (loss) on investments....
                                                                       ------
     Total from investment operations.......................
                                                                       ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment income......
  Dividends to shareholders from net capital gains..........
                                                                       ------
     Total distributions....................................
                                                                       ------
Net asset value, end of period..............................
                                                                       ======
     Total return...........................................
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..........................
  Ratios of expenses to average net assets..................
  Ratios of net investment income to average net assets.....
  Portfolio turnover........................................

-------------------------

(a) Commencement of operations.

                See accompanying notes to financial statements.

                     ADDITIONAL INFORMATION ABOUT THE FUND

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"):

The SAI, which contains additional information about the Fund, has been filed with the SEC and is incorporated herein by reference. Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

A free copy of the Fund's SAI and annual report may be obtained and further
inquiries can be made by calling the Fund at 1-800-[       ] or by writing to
the Fund at 103 Bellevue Parkway, Wilmington, Delaware 19809. The Fund's website
is [       ].

Investment Company Act File No.: 811-4350

                            MARKET STREET FUND, INC.
                              103 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809
                                1-800-[        ]

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1999

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Market Street Fund, Inc. Prospectus dated May 1, 1999, and retained for future reference.

A copy of the Prospectus to which this Statement of Additional Information relates is available at no charge by writing to Market Street Fund, Inc. at the above address or by calling the telephone number listed above. Terms not defined in this SAI shall have the same meaning as given them in the Prospectus.


                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information and History.............................    2
Control Persons.............................................    2
Investment Objectives of the Portfolios.....................    2
Investment Restrictions.....................................    3
Investment Techniques and Risks.............................    4
Portfolio Turnover..........................................   11
Management of the Fund......................................   12
Investment Advisory and Other Services......................   13
Portfolio Transactions and Brokerage Allocation.............   19
Determination of Net Asset Value............................   20
Redemption of Shares........................................   22
Taxes.......................................................   22
Capital Stock...............................................   23
Code of Ethics..............................................   24
Other Services..............................................   24
Financial Statements........................................  F-1
Appendix A -- Description of Money Market Instruments and
  Commercial Paper and Bond Ratings.........................  A-1

                        GENERAL INFORMATION AND HISTORY

THE FUND


The Market Street Fund, Inc. (the "Fund") was incorporated in the state of Maryland on March 21, 1985. Each Portfolio of the Fund is an open-end diversified management investment company as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a "series" type of mutual fund, the Fund issues separate classes (or series) of common stock, for each Portfolio representing fractional undivided interests in that Portfolio. Currently there are eleven separate investment portfolios (each a "Portfolio," together, the "Portfolios"). An investor in a Portfolio is entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Portfolio. An investor also shares pro-rata in any losses of that Portfolio. The Portfolios do not intend to concentrate their respective investments in a particular industry or group of industries.



The Fund serves as an investment medium for variable life insurance contracts and variable annuity contracts issued by Provident Mutual Life Insurance Company ("PMLIC"), Providentmutual Life and Annuity Company of America ("PLACA") and National Life Insurance Company ("NLIC") of Montpelier, Vermont. Other than the shares sold directly to PMLIC to seed the Managed, Aggressive Growth, International, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and All Pro Small Cap Value Portfolios, and to NLIC to seed the Sentinel Growth Portfolio, shares of the Fund currently are sold only to separate accounts of Provident Mutual and PLACA and to variable life insurance separate accounts of NLIC. In the future, shares of the Fund may also be sold to separate accounts of other affiliated or unaffiliated insurance companies in order to fund variable annuity contracts or variable life insurance policies.



                                CONTROL PERSONS



As of the date of this SAI, NLIC and certain separate accounts supporting variable contracts issued by PMLIC and PLACA, respectively, are the only shareholders of the Portfolios. As the primary holders of the Portfolios' shares, PMLIC, PLACA and NLIC together currently control the Fund. PMLIC and PLACA will continue to control the Fund until other insurance companies, selling significant amounts of variable life insurance and variable annuities, have made substantial investments in Fund shares. For purposes of voting on matters submitted to shareholders, any person who controls a mutual fund may be able to significantly influence the outcome of any shareholder vote. However, each of PMLIC, PLACA and NLIC generally votes the relevant shares at the shareholders' meetings in accordance with the timely instructions received from owners of variable contracts having contract values allocated to the relevant separate accounts.


As of December 31, 1998, no policy holder owned a policy or contract which individually or in the aggregate had a total interest in any Portfolio of more than 5%. As of December 31, 1998, the officers and directors of the Fund as a group did not beneficially own as policy holders more than a 1% interest in any Portfolio.


                    INVESTMENT OBJECTIVES OF THE PORTFOLIOS



The investment objective or objectives of each Portfolio are set forth below. They are fundamental and may not be changed unless authorized for each Portfolio by the vote of a "1940 Act majority" of the outstanding voting shares of the affected Portfolio, voting separately. Approval by a "1940 Act majority" of a Portfolio's outstanding voting securities means the approval by the lesser of
(i) more than 50% of the Portfolio's outstanding voting securities, or (ii) 67% or more of the Portfolio's outstanding voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present (in person or by proxy) (hereinafter referred to as a "1940 Act Vote").

NAME OF PORTFOLIO                                            INVESTMENT OBJECTIVE
-----------------                                            --------------------
Money Market Portfolio....................    Maximum current income consistent with capital
                                              preservation and liquidity.
Growth Portfolio..........................    Intermediate and long-term growth of capital. A
                                              reasonable level of income is an important
                                              secondary objective.
Bond Portfolio............................    A high level of current income consistent with
                                              prudent investment risk.
Managed Portfolio.........................    As high a level of long-term total rate of return
                                              as is consistent with prudent investment risk.
Aggressive Growth Portfolio...............    A high level of long-term capital appreciation.
Sentinel Growth Portfolio.................    Long-term growth of capital.
International Portfolio...................    Long-term growth of capital primarily through
                                              investments in a diversified portfolio of
                                              marketable equity securities of established foreign
                                              issuer companies.
All Pro Large Cap Growth Portfolio........    Long-term capital appreciation.
All Pro Small Cap Growth Portfolio........    Long-term capital appreciation.
All Pro Large Cap Value Portfolio.........    Long-term capital appreciation.
All Pro Small Cap Value Portfolio.........    Long-term capital appreciation.


                            INVESTMENT RESTRICTIONS

The following specific restrictions supplement the discussion of the Portfolios' investment objectives and policies set forth in the Prospectus.



The Fund has adopted the following fundamental restrictions relating to the investment of assets of the eleven Portfolios. These restrictions may not be changed except by holders of a 1940 Act majority of outstanding voting shares of each Portfolio affected. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund may:


        (1) with respect to 75% of the Portfolio's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (a) such purchase would cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio;

        (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

        (3) borrow money, except a Portfolio may (a) borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) purchase securities on margin to the extent permitted by applicable law;

        (4) make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, broker-dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

        (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be considered an underwriting;

        (6) purchase, hold or deal in real estate, although a Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Portfolio as a result of the ownership of securities;

        (7) invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

        (8) issue senior securities to the extent such issuance would violate applicable law.

The following restrictions are not fundamental policies and may be changed without the approval of the outstanding voting shares of the affected Portfolio. No Portfolio may:

        (1) sell securities short or maintain a short position except for short sales against the box; or

        (2) invest more than 25% of the value of its total assets in the securities of foreign issuers and non-dollar securities. This policy does not apply to the International Portfolio.

        (3) acquire any security which is not readily marketable if more than 15% of the net assets of the Portfolio (other than the Money Market Portfolio), and 10% of the net assets of the Money Market Portfolio, taken at market value, would be invested in such securities.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                        INVESTMENT TECHNIQUES AND RISKS

The following disclosure supplements the discussion of the Portfolios' investment objectives and policies set forth in the Prospectus.



TEMPORARY DEFENSIVE POSITIONS



Notwithstanding their investment objective(s), each of the Portfolios may, for temporary defensive purposes to preserve capital, invest all or part of their assets in cash and/or money market instruments of the type in which the Money Market Portfolio may invest.


REPURCHASE AGREEMENTS


Each of the Portfolios may invest in repurchase agreements with member banks of the Federal Reserve System or with dealers in U.S. Government securities. A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon price and date (ordinarily a week or less). The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The underlying securities are ordinarily U.S. Government securities, but may consist of other securities in which the respective Portfolios may otherwise invest. Each Portfolio (except the Money Market Portfolio) will not invest more than 15%, and the Money Market Portfolio will not invest more than 10%, of its net assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Repurchase Agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes. Under no circumstances will a Portfolio enter into a repurchase agreement with an Adviser or an affiliate of an Adviser.



The primary risk of investing in repurchase agreements is that, to the extent that the proceeds from any sale of the underlying securities and other collateral relating to a repurchase agreement upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss (including loss of interest on or principal of the security) may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, the Fund has adopted standards of credit worthiness for all parties with which the Fund enters into repurchase agreements and will review compliance by such parties periodically.


BORROWING



Each of the Portfolios may borrow from banks or through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed). Each Portfolio also may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, and may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and purchase securities on margin to the extent permitted by applicable law. No Portfolio will borrow money for leveraging purposes, and no Portfolio will purchase additional securities while its borrowings exceed the above specified limits. As required by the Investment Company Act of 1940, each Portfolio will maintain continuous asset coverage of at least 300% of the amount borrowed. In the event that a Portfolio's asset coverage falls below 300%, the Portfolio may be required to sell securities within three days to reduce the amount of its borrowing and restore the 300% asset coverage. Such sales of securities may occur at a time that is disadvantageous for a Portfolio.



REVERSE REPURCHASE AGREEMENTS



The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. These agreements have the characteristics of borrowing and involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed upon date and price that reflects a rate of interest paid for the use of funds for the period. Such transactions are advantageous only if the Portfolios have the opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolios may be unable to realize a rate of return from the use of the proceeds equal to or greater than the interest expense of the repurchase agreement. Thus, the Portfolios intend to enter into such agreements only when it appears advantageous to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolios' investments. The Portfolios' custodian will maintain in a segregated account, fully liquid securities of each Portfolio that have a value equal to or greater than the respective Portfolio's commitments under reverse repurchase agreements. The value of securities subject to reverse repurchase agreements will not exceed 30% of the value of the respective Portfolio's total assets. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with an Adviser or any affiliate of an Adviser.


COVERED CALL OPTION CONTRACTS


The Growth, Managed, Aggressive Growth and All Pro Portfolios may engage in certain limited options strategies. These options strategies are limited to writing (selling) covered call options which are traded on a domestic securities exchange with respect to securities in which a Portfolio may invest and entering into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. A Portfolio will not write a call option if the securities covered by such options exceed 25% of the Portfolio's total assets at that time. Moreover, in order to maintain qualification for treatment as a regulated investment company for federal income tax law purposes, the writing of covered calls may be further limited.


A covered call option gives the purchaser of the option the right to purchase the underlying security from a Portfolio at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. As consideration for the option, the purchaser pays the Portfolio a premium, which the Portfolio retains whether or not the option is exercised. A covered call option will benefit a Portfolio if, over the option period, the underlying security declines in value or does not appreciate above the aggregate value of the exercise price plus the premium. However, the Portfolio risks the loss of profits if the underlying security appreciates above the aggregate value of the exercise price and premium.

So long as a Portfolio remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the call price. The Portfolio may close out a covered call option position by purchasing on the same exchange a call option on the same security, with the same exercise price and the same expiration date as the call previously written on that security. Although writing only call options which are traded on a national securities exchange increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Portfolio will be able to do so at any particular time or at an acceptable price. Depending upon the premium paid for the option relative to the premium received on the option written, the Portfolio may realize a profit or loss on a closing transaction. The writing of call options could result in increases in the turnover rate of the Portfolio, especially during periods when market prices of the underlying securities appreciate, which could result in higher brokerage costs. In addition, brokerage commissions will be paid by the Portfolio on both the establishment and closing out of an option position.


A Portfolio may write covered call options on particular Portfolio securities when it believes that the market value of those securities will either decline or will not increase over the period covered by the option. In this manner, the Portfolio hopes that the option price received (net of transaction costs) may offset any decline in the market value of the security or otherwise generate income for the Portfolio. To the extent income is generated, writing covered call options generally will help to achieve the Growth Portfolio's secondary objective of a reasonable level of income, but does not further the Portfolio's primary objective of achieving intermediate and long-term growth of capital, except to the extent that it "hedges" against capital losses. The investment program for the Aggressive Growth Portfolio is expected to produce only modest current income, if any, and such income will not be a basic part of the Portfolio's objective but will be merely incidental.


SHORT-TERM TRADING

Other than the Bond Portfolio and the Managed Portfolio, the Portfolios do not expect to trade in securities for short-term gains. Notwithstanding this, an Adviser may, from time to time, make short-term investments when it believes that such investments will benefit a Portfolio and may dispose of any investment without regard to the length of time that the investment has been held. The Bond Portfolio intends to use short-term trading of securities if it believes the transactions net of costs (including any commission) will benefit its portfolio for the purposes of:

        (a) Avoiding potential depreciation in the value of a security held in the Portfolio where the Portfolio anticipates that it may decline in market value as a result of unfavorable earnings trends and/ or unfavorable investment environment; or

        (b) Increasing the return by taking advantage of yield disparities between various fixed-income securities in order to realize capital gains or improved income on the portfolio.

ILLIQUID ASSETS

No Portfolio (other than the Money Market Portfolio) may invest more than 15%, and the Money Market Portfolio may not invest more than 10%, of the value of its net assets in securities that are not readily marketable. This limit does not apply to a Portfolio's investment in securities purchased or sold pursuant to Rule 144A under the Securities Act of 1933 which the Board of Directors has determined are liquid. This restriction does apply to repurchase agreements maturing in more than seven days. This restriction also applies to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Fund's Portfolios.

INVESTMENT-GRADE SECURITIES


Investment-grade securities include securities rated, at the time of purchase, "investment grade" by a nationally-recognized statistical rating organization ("NRSRO") (e.g., Baa or higher by Moody's Investors Service ("Moody's") or BBB or higher by Standard & Poor's Corporation ("Standard & Poor's")) or unrated securities that the Adviser determines to be of comparable quality. (See Appendix A to this SAI for an explanation of ratings.) Unrated securities of a quality comparable to rated securities may nonetheless trade in the market at a discount from the price of comparable rated securities.


LOWER QUALITY DEBT INSTRUMENTS


Up to 25% of the total assets of each of the Bond and the Managed Portfolios may be invested in lower quality debt instruments (rated BB by Standard & Poor's) or Ba by Moody's or comparable unrated securities. Furthermore, debt instruments with higher ratings, and especially those rated as investment grade but not high quality (i.e., rated BBB by Standard & Poors or Baa by Moody's) may, after purchase by either Portfolio, have their ratings lowered due to the deterioration of the issuer's financial position. In the event that the rating of a bond held by either Portfolio drops below BBB or Baa, the decision whether to retain or dispose of the bond will be made on a case by case basis. However, in no event will the amount of assets held in lower quality debt instruments be greater than that set forth above.



Lower quality debt instruments entail certain risks. Lower-rated debt instruments are subject to market risk and are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. In some cases such securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. The market values of such securities tend to reflect market risk and credit risk, as well as individual corporate developments, to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Portfolio invests in these securities, factors adversely affecting the market value of high-yielding securities will adversely affect a Portfolio's net asset value.


High-yielding securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yielding securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuers.

A Portfolio may have difficulty disposing of certain high-yielding securities for which there is a thin trading market. Because not all dealers maintain markets in all high-yielding securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for high-yielding securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund and its Board of Directors to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

The market for high-yielding securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon. Moreover, such a recession could also increase the incidence of defaults of high-yielding securities.

A Portfolio may acquire high-yielding securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. A Portfolio may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

A Portfolio also may acquire high-yielding securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

From time to time, there have been proposals for legislation designed to limit the use of certain high-yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could generally reduce the market for such securities, could negatively affect the financial condition of issuers of high-yielding securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

As savings and loan associations dispose of their portfolios of lower quality debt instruments pursuant to the Financial Institutions Reform Recovery and Enforcement Act of 1989, the general market and prices for such securities should be adversely affected.


FOREIGN SECURITIES



FOREIGN SECURITIES GENERALLY. Investments in the securities of foreign issuers or investments in non-dollar securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States, and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.



Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws, or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends. As discussed in the SAI, a Portfolio may purchase or sell foreign currency and forward foreign currency exchange contracts to hedge its foreign currency exposure; however, such techniques also entail certain risks. Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.



Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Portfolio, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.



INVESTMENTS IN ADRS, EDRS AND GDRS. Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. The Bond Portfolio, the International Portfolio, the Managed Portfolio, and the All Pro Portfolios may invest in ADRs, EDRs and GDRs. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Portfolio acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the National Association of Securities Dealers national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.



EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.



INVESTMENTS IN EMERGING MARKETS. The International Portfolio, the Managed Portfolio and the All Pro Portfolios may invest in securities of issuers located in countries with emerging economies and or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment, generally including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of these Portfolios' investments in those countries and the availability to the Portfolio of additional investments in those countries.



The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the International, Managed or an All Pro Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of the International or Managed Portfolio to invest in securities of certain issuers located in those countries.


FOREIGN CURRENCY TRANSACTIONS

To the extent that a Portfolio invests in foreign securities, the value of its assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies.

The Portfolios will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract will involve an obligation by the Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days, from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of each Portfolio's securities or prevent loss if the prices of such securities should decline.

The Portfolios may enter into forward foreign currency exchange contracts only under two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. A Portfolio will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions. In this manner a Portfolio will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolios do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Portfolios will also not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the respective

Portfolio. The Portfolios' custodian bank segregates cash or equity or debt securities in an amount not less than the value of each Portfolio's total assets committed to forward foreign currency exchange contracts entered into under this second type of transaction. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the respective Portfolio's commitments with respect to such contracts. Under normal circumstances, the Portfolios expect that any appreciation (depreciation) on such forward exchange contracts will be approximately offset by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

The Portfolios will recognize the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the respective Portfolio's net assets on a daily basis, thereby providing an appropriate measure of each Portfolio's financial position and changes in financial position.

REAL ESTATE INVESTMENT TRUSTS

The Portfolios may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risk.


WHEN-ISSUED SECURITIES AND DELAYED DELIVERY SECURITIES



Each Portfolio may purchase securities on a when-issued or delayed delivery basis in an amount up to 10% of such Portfolio's net assets. When-issued securities transactions arise when securities are purchased by a Portfolio with payment and delivery taking place on a future date determined at the time of entering into the transaction (transaction date) in order to secure what is considered to be an advantageous price and yield to the Portfolio on the transaction date. Once a Portfolio commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and thereafter reflects the daily value of such securities in determining its net asset value. Although a Portfolio will generally purchase when-issued securities with the intention of acquiring those securities for its portfolio, the Portfolio may dispose of a when-issued security prior to settlement if the Adviser deems it advantageous to do so. For all when-issued securities transactions, the Fund's custodian bank will hold and maintain in a segregated account until the settlement date, cash or fully liquid securities of the Portfolio with a market value, determined daily, equal to or greater than such commitments. If a Portfolio elects to dispose of the right to acquire a when-issued security prior to its acquisition, it could experience a gain or loss on the security due to market fluctuation.

                               PORTFOLIO TURNOVER


Each Portfolio has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. If a Portfolio's portfolio turnover rate exceeds 100%, it may result in correspondingly increased brokerage expenses and other acquisition costs to that Portfolio (see "Portfolio Transactions and Brokerage Allocation."). However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.



No portfolio turnover rate is calculated for the Money Market Portfolio due to the short maturities of the instruments the Portfolio purchases. Portfolio turnover should not affect the income or net asset value of the Money Market Portfolio because brokerage commissions are not normally charged on the purchase or sale of money market instruments.



The annual portfolio turnover rates for 1998, 1997, and 1996 (as applicable) for each of the Portfolios (except the Money Market Portfolio) is set forth below. There is no portfolio turnover data for 1997 and 1996 for the All Pro Portfolios because each such Portfolio commenced operations only in 1998.



NAME OF PORTFOLIO                                              1998      1997    1996
-----------------                                              ----      ----    ----
Growth Portfolio............................................  [     ]%   108%     72%
Bond Portfolio..............................................  [     ]%   105%    133%
Managed Portfolio...........................................  [     ]%    99%    106%
Aggressive Growth Portfolio.................................  [     ]%    37%     47%
Sentinel Growth Portfolio...................................  [     ]%   155%     75%
International Portfolio.....................................  [     ]%    37%     35%
All Pro Large Cap Growth Portfolio..........................  [     ]%   N/A     N/A
All Pro Small Cap Growth Portfolio..........................  [     ]%   N/A     N/A
All Pro Large Cap Value Portfolio...........................  [     ]%   N/A     N/A
All Pro Small Cap Value Portfolio...........................  [     ]%   N/A     N/A

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


The Fund's board of directors is responsible for the overall administration of the Fund's affairs including deciding matters of general policy and reviewing the actions of the Advisers, the custodian, and accounting and administrative services providers.



The directors and officers of the Fund, their principal occupations for the last five years and compensation each director and officer received from the Fund in 1998 are set forth below. Unless otherwise noted, the address of each director and officer is 103 Bellevue Parkway, Wilmington, DE 19809.



      NAME AND ADDRESSES OF                                                              AGGREGATE
      DIRECTORS AND OFFICERS         POSITION HELD         PRINCIPAL OCCUPATION        COMPENSATION
           OF THE FUND               WITH THE FUND          DURING PAST 5 YEARS        FROM THE FUND
      ----------------------         -------------         --------------------        -------------
Mr. Robert W. Kloss*..............  Director          Director since April 22, 1998;      $     0
Age 50                                                President and Chief Executive
1050 Westlakes Drive                                  Officer ("CEO") of PMLIC since
Berwyn, Pennsylvania 19312                            November 1, 1994; 1984-1994,
                                                      President and CEO of Covenant
                                                      Life Insurance Company
Dr. Alan Gart.....................  Director          Director since March 21, 1985;      $     []
Age 58                                                1982- Present, President of
978 Warfield Lane                                     Alan Gart, Inc. (a consulting
Huntingdon Valley,                                    firm); 1992-Present; Professor,
PA 19006                                              Nova Southeastern University;
                                                      1989-1992, Professor, South-
                                                      eastern Massachusetts
                                                      University; 1985-1989,
                                                      Professor of Finance, Lehman
                                                      College of the City Univer-
                                                      sity of New York
Dr. A. Gilbert Heebner............  Director          Director since May 12, 1989;        $     []
Age 72                                                1987- Present, Distinguished
2 Etienne, Arbordeau                                  Professor of Economics, Eastern
Devon, PA 19333                                       College; 1952- 1987, Executive
                                                      Vice President and Chief
                                                      Economist of CoreStates
                                                      Financial Corp.
Mr. Leo Slack.....................  Director          Director since February 11,         $     []
Age 64                                                1998; 1996 Retired, 1964-1996
4700 White Tail Lane                                  Vice President, Combustion
Sarasota, FL 34238                                    Engineers Corporation
Mr. Edward S. Stouch..............  Director          Director since December 12,         $     []
Age 81                                                1985; 1983, Retired; 1969-1983,
216 Grandview Rd.                                     Vice President and Head of
Media, PA 19063                                       Personal Trust Investment
                                                      Department, Trust Division of
                                                      Provident National Bank
Ms. Rosanne Gatta.................  President         1993-Present, Vice President        $     0
Age 44                                                and Treasurer of Provident
                                                      Mutual
Ms. Sarah C. Lange................  Vice President    1983-Present, Vice President        $     0
Age 43                                                Investments of Provident Mutual

      NAME AND ADDRESSES OF                                                              AGGREGATE
      DIRECTORS AND OFFICERS         POSITION HELD         PRINCIPAL OCCUPATION        COMPENSATION
           OF THE FUND               WITH THE FUND          DURING PAST 5 YEARS        FROM THE FUND
      ----------------------         -------------         --------------------        -------------
Mr. James D. Kestner..............  Vice President    1994-Present, Vice President        $     0
Age 51                                                Investments of Provident
                                                      Mutual; 1975-1994, Vice
                                                      President, Investments of
                                                      Covenant Life Insurance Company
James G. Potter, Jr., Esq.........  Vice President    1997-Present, Executive Vice        $     0
Age 41                                                President, General Counsel and
                                                      Secretary; 1989-1997 Chief
                                                      Legal Officer Prudential Banks
Mr. Anthony T. Giampietro.........  Treasurer         1990-Present, Assistant             $     0
Age 39                                                Treasurer of Provident Mutual


-------------------------

* "interested person" of the Fund for 1940 Act purposes.


As of the date of this SAI, officers and directors of the Fund as a group own less than 1% of the outstanding shares of the Fund and of each Portfolio. Directors who are not officers or employees of PMLIC or the Adviser are paid a fee plus actual out of pocket expenses by the Fund for each meeting of the Board
of Directors attended. Total fees incurred for 1998 were $[     ]. Directors and
officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expense for pension or retirement benefits.


                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL INFORMATION AND HISTORY

The Fund's investment advisers are: for the International, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, and All Pro Small Cap Value Portfolios -- Providentmutual Investment Management Company ("PIMC"); and for the Growth, Money Market, Bond, Managed, Sentinel Growth and Aggressive Growth Portfolios -- Sentinel Advisors Company ("SAC"). Prior to May 1, 1997 the investment adviser for the Growth Portfolio was Newbold's Asset Management, Inc. ("NAM").

On behalf of each Portfolio set forth below, PIMC has engaged one or more respective investment advisers to serve as sub-adviser to such Portfolio. The name of each sub-adviser to a Portfolio is set forth below opposite the relevant Portfolio.


           NAME OF PORTFOLIO                             NAME OF SUB-ADVISER
           -----------------                             -------------------
International Portfolio.................  The Boston Company Asset Management, Inc. ("TBC")
All Pro Large Cap Growth Portfolio......  Cohen, Klingenstein & Marks, Inc. ("CKM")
                                          Geewax, Terker & Co. ("Geewax")
All Pro Small Cap Growth Portfolio......  Standish, Ayer and Wood ("SAW")
                                          Husic Capital Management ("Husic")

           NAME OF PORTFOLIO                             NAME OF SUB-ADVISER
           -----------------                             -------------------
All Pro Large Cap Value Portfolio.......  Equinox Capital Management, Inc. ("Equinox")
                                          Harris Associates, Inc. ("Harris")
                                          Mellon Equity Associates ("Mellon Equity")
All Pro Small Cap Value Portfolio.......  1838 Investment Advisors ("1838")
                                          Denver Investment Advisors ("DIA")

Together, PIMC, SAC, TBC and the investment sub-advisers for the All Pro Portfolios are the "Advisers."

PIMC has retained Wilshire Associates Incorporated as an investment management consultant to assist it in identifying and evaluating the performance of potential sub-advisers for each of the All Pro Portfolios.

PIMC and SAC provide investment advice to the Fund, pursuant to the Fund's investment advisory agreements. Subject at all times to the supervision and approval of the Fund's Board of Directors, the Advisers render investment advisory services with respect to the Fund's Portfolios in a manner consistent with their stated investment policies, objectives and restrictions. In connection therewith, the Advisers advise the Fund as to what investments should be purchased and sold and place orders for all such purchases and sales on behalf of the Fund.


SAC is a general partnership owned and controlled by Sentinel Advisors, Inc., an indirectly wholly-owned subsidiary of NLIC; Providentmutual Management Co., Inc., an indirectly wholly-owned subsidiary of PMLIC; HTK of Delaware, Inc., a wholly-owned subsidiary of The Penn Mutual Life Insurance Company ("Penn Mutual"); and Sentinel Management Company, a partnership of wholly-owned subsidiaries of NLIC, PMLIC and Penn Mutual, which is SAC's Managing General Partner. SAC is located at National Life Drive, Montpelier, Vermont 05604.


PIMC is a registered investment adviser and is also an indirect wholly-owned subsidiary of PMLIC. Its address is 1050 Westlakes Drive, Berwyn, Pennsylvania 19312. SAC is a registered investment adviser and is a Vermont general partnership owned and controlled by Sigma American Corporation, an indirect wholly-owned subsidiary of PMLIC and by National Life Investment Management Company, Inc. ("NLIMC") a wholly-owned subsidiary of NLIC. Its address is National Life Drive, Montpelier, Vermont.


TBC is a Massachusetts corporation and a wholly-owned subsidiary of The Boston Company, Inc., which is a wholly-owned subsidiary of the Mellon Bank Corporation.


ADVISORY AGREEMENTS


The investment advisory agreement between the Fund and SAC became effective on March 1, 1993. The agreement was approved by the Fund's Board of Directors, including a majority of the "non-interested" directors, on October 26, 1992, and by the shareholders, PMLIC and PLACA, of the Bond, Managed and Aggressive Growth Portfolios on January 29, 1993.


The investment advisory agreement between the Fund and PIMC with respect to the International Portfolio was originally approved by the Board of Directors of the Fund, including a majority of the "non-interested" directors on July 31, 1991. On October 26, 1992, the Fund's Board of Directors, including a majority of the "non-interested" directors, approved continuation of the agreement. The agreement was approved by shareholders of the International Portfolio on January 29, 1993.

On February 26, 1996, the Fund's Board of Directors, including a majority of the "non-interested" directors approved an amendment to the investment advisory agreement between the Fund and SAC to include SAC providing investment advisory services to the Money Market and Sentinel Growth Portfolios, and unanimously voted to approve continuation of all the investment advisory agreements with SAC and PIMC. On March 18, 1996 NLIC approved the Fund's investment advisory agreement for the Sentinel Growth

Portfolio. On April 25, 1996 PMLIC and PLACA approved the Fund's investment advisory agreement for the Money Market Portfolio.



On February 27, 1997 the Fund's Board of Directors, including a majority of the "non-interested" directors approved the investment advisory agreement between the Fund and SAC respecting SAC providing advisory services for the Growth Portfolio, which was effective May 1, 1997. On April 24, 1997 PMLIC and PLACA approved the Fund's investment advisory agreement for the Growth Portfolio.


On April 29, 1998, the Fund's Board of Directors, including a majority of the "non-interested" directors approved the investment advisory agreement between the Fund and PIMC respecting PIMC providing investment advisory services for the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and All Pro Small Cap Value Portfolios, which was effective May 1, 1998.


In voting to approve each of the foregoing advisory agreements PMLIC and/or PLACA voted their Fund shares for or against such approvals, or withheld their votes, in the same proportion as Policyholders having an interest in the respective Portfolios, voted for, against or withheld their votes with respect to the agreement for that Portfolio.



Each of the agreements terminates automatically in the event of its assignment or, with respect to any Portfolio, upon 60 days' notice given by the Fund's Board of Directors, by the Adviser or by majority vote (as defined in the 1940 Act and the rules thereunder) of the Portfolio's shares. Otherwise, the investment advisory agreements will continue in force with respect to any Portfolio so long as their continuance is approved at least annually by a majority of the "non-interested" members of the Fund's Board of Directors, and by (i) a 1940 Act vote of the Portfolio's shareholders or (ii) the Fund's Board of Directors.


The Advisers manage the investment operations of the Fund and the composition of each Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained therein, in accordance with each Portfolio's investment objective(s) and policies as stated in the Fund's Articles of Incorporation, By-Laws, Prospectus and SAI as from time to time in effect. In connection therewith, the Advisers provide investment research and supervision of the Fund's investments and conduct a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Fund's assets. The Advisers furnish to the Fund such statistical information, with respect to the investments which the Fund may hold or contemplate purchasing, as the Fund may reasonably request. On the Advisers' own initiatives, the Advisers apprise the Fund of important developments materially affecting each Portfolio and furnish the Fund from time to time such information as the Advisers may believe appropriate for this purpose. The Advisers also implement all purchases and sales of investments for each Portfolio in a manner consistent with such policies.

MONEY MARKET PORTFOLIO. The investment advisory fee paid to SAC with respect to the Money Market Portfolio is 0.25% of the average daily net assets of the Portfolio.

GROWTH PORTFOLIO. The investment advisory fee paid to SAC with respect to the Growth Portfolio is 0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $40 million.

BOND PORTFOLIO. The investment advisory fee paid to SAC with respect to the Bond Portfolio is 0.35% of the first $100 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $100 million.

MANAGED PORTFOLIO. The investment advisory fee paid to SAC with respect to the Managed Portfolio is 0.40% of the first $100 million of the average daily net assets of the Portfolio and 0.35% of the average daily net assets in excess of $100 million.

AGGRESSIVE GROWTH PORTFOLIO. The investment advisory fee paid to SAC with respect to the Aggressive Growth Portfolio is 0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $40 million.

INTERNATIONAL PORTFOLIO. The investment advisory fee paid to PIMC with respect to the International Portfolio is 0.75% of the first $500 million of the average daily net assets of the Portfolio and 0.60% of the average daily net assets in excess of $500 million (See "Investment Sub-Advisory Agreement for International Portfolio").

SENTINEL GROWTH PORTFOLIO. The investment advisory fee paid to SAC with respect to the Sentinel Growth Portfolio is 0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $40 million.

ALL PRO LARGE CAP GROWTH, ALL PRO LARGE CAP VALUE, ALL PRO SMALL CAP GROWTH & ALL PRO SMALL CAP VALUE PORTFOLIOS. As an investment advisory fee, PIMC receives .70% of the daily net assets of the All Pro Large Cap Growth and All Pro Large Cap Value Portfolios, and .90% of the daily net assets of the All Pro Small Cap Growth and All Pro Small Cap Value Portfolios.


The investment advisory fee incurred for PIMC during 1997 was
$[               ], $[               ], $[               ], $[               ]
and $[               ] for the International, All Pro Large Cap Growth, All Pro
Small Cap Growth, All Pro Large Cap Value, and All Pro Small Cap Value Portfolios, respectively. The investment advisory fee incurred for SAC during
1997 was $[               ], $[               ], $[               ],
$[               ], $[               ] and $[               ] for the Money
Market, Growth, Sentinel Growth, Bond, Managed and Aggressive Growth Portfolios, respectively.


The investment advisory fee incurred for NAM during 1997 with respect to the Growth Portfolio was $223,312. The investment advisory fee incurred for PIMC during 1997 with respect to the International Portfolio was $440,914. The total investment advisory fee incurred for SAC during 1997 was $1,121,203, allocated $67,663, $199,166, $185,551, $151,852 and $516,971 for the Bond, Managed,
Aggressive Growth, Money Market and Growth Portfolios, respectively.

The investment advisory fee incurred for NAM during 1996 with respect to the Growth Portfolio was $592,350. The total investment advisory fee incurred for PIMC during 1996 was $357,635, allocated $31,471 and $326,164 to the Money Market and International Portfolios, respectively. The total investment advisory fee incurred for SAC during 1996 was $427,558, allocated $53,767, $157,156, $134,923 and $81,712 for the Bond, Managed, Aggressive Growth and Money Market Portfolios, respectively.


EXPENSES



The Portfolios directly assume certain of their expenses and all expenses borne by the Fund, including the fees payable to the Advisers are accrued daily. Expenses that are borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholding servicing costs, expenses of registering the shares under Federal and state securities laws, interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses which are allocated on the basis of size of the respective Portfolios include directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, Securities and Exchange Commission fees, accounting costs, pricing costs (including the daily calculation of net asset value), and other expenses properly payable by the Fund and allocable on the basis of size of the respective Portfolios. Depending upon the nature of a lawsuit, litigation costs may be directly applicable to the Portfolios or allocated on the basis of the size of the respective Portfolios.



For the fiscal year ended December 31, 1998, each Portfolio bore total expenses, computed as a percentage of the average daily net assets of that Portfolio, as
follows: Money Market Portfolio -- [     ]%; Growth Portfolio -- [     ]%;
Sentinel Growth Portfolio -- [     ]%; Bond Portfolio -- [     ]%; Managed
Portfolio -- [     ]%; Aggressive Growth Portfolio -- [     ]%; International
Portfolio -- [     ]%; All Pro

Large Cap Growth Portfolio -- [     ]%; All Pro Small Cap Growth
Portfolio -- [     ]%; All Pro Large Cap Value Portfolio -- [     ]%; and All
Pro Small Cap Value Portfolio -- [     ]%.



Effective November 1, 1991, PMLIC agreed to reimburse the Fund for such expenses in excess of 0.40% of the average daily net asset value of each of the Money Market, Growth, Bond, Managed and Aggressive Growth Portfolios and 0.75% for the International Portfolio. Effective March 18, 1996, NLIC agreed to reimburse the Fund for such expenses in excess of 0.40% of the average daily net asset value of the Sentinel Growth Portfolio. PMLIC has agreed to reimburse the Fund for such expenses in excess of 0.40% of the average daily net asset value of each of the All Pro Portfolios.



During 1992, PMLIC reimbursed the Fund for $81,997 of expenses, allocated $16,455 to the Growth Portfolio; $5,588 to the Money Market Portfolio; $3,173 to the Bond Portfolio; $4,924 to the Managed Portfolio; $5,151 to the Aggressive Growth Portfolio; and $46,706 to the International Portfolio. Expenses reimbursed by Provident Mutual for 1991 were $175,500 and for 1990 $150,569. There was no reimbursement in 1995, 1994 or 1993. In 1996 and 1997 there were no reimbursements for the Growth, Money Market, Bond, Managed, Aggressive Growth and International Portfolios. For the Sentinel Growth Portfolio, the reimbursements made in 1996 and 1997 were $25,050 and $30,617, respectively.



ADMINISTRATIVE SERVICES



PFPC Inc. ("PFPC") provides certain administrative services to the Fund pursuant to an administration agreement between PFPC and the Fund. Such services include maintaining the Portfolios' books and records, preparing governmental filings, statements, returns, and stockholder reports, and computing net asset value and daily dividends. For such services, PFPC is paid a fee at an annual rate 0.10% on the first $175 million, 0.075% on the next $175 million, 0.05% on the next $175 million, and 0.03% in excess of $525 million, of each Portfolios' net assets, computed daily and paid monthly, with a minimum aggregate annual fee with respect to all Market Street Portfolios totaling $543,000. PFPC is a wholly-owned subsidiary of PNC Bank.


INVESTMENT SUB-ADVISORY AGREEMENTS


As stated in the Prospectus, PIMC has entered into an Investment Sub-Advisory Agreement with TBC whereby TBC provides subadvisory services to the International Portfolio, under which PIMC receives recommendations, research and other investment services upon which it may base its investment recommendation to the Fund.


For its services to PIMC, TBC received compensation from PIMC equal to the greater of: (i) a monthly fee at an effective annual rate of 0.375% of the first $500 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $500 million; or (ii) $20,000 per year.


The Investment Sub-Advisory Agreement was approved by a majority of the Fund's Board of Directors, including a majority of its "non-interested" directors, on July 14, 1994 and became effective on July 18, 1994. On February 27, 1997, the Fund's Board of Directors, including a majority of its "non-interested" directors, unanimously voted to approve continuation of the Investment Sub-Advisory Agreement with TBC. On November 15, 1994 the Investment Sub-Advisory Agreement was approved by shareholders of the International Portfolio. The Investment Sub-Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually by a majority of the "non-interested" members of the Fund's Board of Directors and by
(i) a 1940 Act vote of the Portfolio's shareholders or (ii) the Fund's Board of Directors. The Investment Sub-Advisory Agreement may be terminated without penalty on 60 days' prior written notice by the Fund's Board of Directors, by PIMC or by TBC, as the case may be, and is terminated automatically in the event of its assignment.



For 1998 and 1997 PIMC incurred $[          ] and $220,457, respectively for
investment advisory services rendered by TBC in connection with the International Portfolio.

PIMC has retained Wilshire Associates Incorporated ("Wilshire") as an investment management consultant to assist it in identifying and evaluating the performance of potential sub-advisers for each of the All Pro Portfolios. Wilshire does not participate in the selection of portfolio securities for any Portfolio or in any way participate in the day-to-day management of the All Pro Portfolios or the Fund. Wilshire assists PIMC in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential sub-advisers. Wilshire also assists PIMC in performing similar ongoing quantitative analysis of the performance of each All Pro Portfolio's sub-advisers and in determining whether changes in a sub-adviser would be desirable for a Portfolio. As compensation for such services, PIMC pays Wilshire a sub-advisory fee equal to .05% of the average daily net assets of the All Pro Portfolios.

On behalf of the All Pro Portfolios, and after consultation with Wilshire, PIMC has selected, and has entered into Investment Sub-Advisory Agreements with, the sub-advisers listed above under "Investment Advisory and Other Services." The table below indicates the rate of compensation to be paid by PIMC to each sub-adviser pursuant to the relevant Investment Sub-Advisory Agreement and the compensation paid to each such sub-adviser in 1998.

                                                                               COMPENSATION
      NAME OF PORTFOLIO          SUB-ADVISER   RATE OF COMPENSATION*           PAID IN 1998*
      -----------------          -----------   ---------------------           -------------
All Pro Large Cap Growth
  Portfolio...................       CKM       .35%
                                   Geewax      .30%
All Pro Small Cap Growth
  Portfolio...................       SAW       .50%
                                    Husic      .50%
All Pro Large Cap Value
  Portfolio...................     Equinox     .25% of the first $50 million
                                               in assets
                                               .23% of assets above $50
                                               million
                                   Harris      .65% of the first $50 million
                                               in assets
                                               .60% of the next $50 million
                                               in assets
                                               .55% of assets above $100
                                               million
                                Mellon Equity  .20%
All Pro Small Cap Value
  Portfolio...................      1838       .55%
                                     DIA       .75% of the first $25 million
                                               in assets
                                               .65% of assets above $25
                                               million

-------------------------

* As a percentage of average daily net assets.

Each Investment Sub-Advisory Agreement entered into on behalf of an All-Pro Portfolio was approved by a majority of the Fund's Board of Directors, including a majority of its "non-interested" directors, at a meeting of the Board that took place on April 29, 1998. Each Agreement became effective on May 1, 1998. The initial term of each such Investment Sub-Advisory Agreement is two years, and it will continue in effect from year to year thereafter as long as such continuance is approved at least annually by a majority of the "non-interested" members of the Fund's Board of Directors and by (i) a 1940 Act vote of the relevant All-Pro Portfolio's shareholders or (ii) the Fund's Board of Directors. Each Investment Sub-Advisory Agreement may be terminated without penalty on 60 days' prior written notice by the Fund's Board of

Directors, by PIMC, or by the relevant sub-adviser, as the case may be, and is terminated automatically in the event of its assignment.

INFORMATION ABOUT ADVISERS

The principal officers of PIMC are:


                           POSITION WITH             POSITION WITH
        NAME                   PIMC                    THE FUND
        ----               -------------             -------------
Sarah Lange           President                none
James Benson          Financial Officer        none
Scott V. Carney       Vice President           none
Rosanne Gatta         Vice President           President
Timothy Henry         Vice President           none
James Kestner         Vice President           none
David Merkel          Vice President           none
Dean Miller           Vice President           none
William Rapp          Vice President           none
Richard J. Simon      Vice President           none
Steven Schweitzer     Vice President           none
Dina M. Welch         Vice President           none
Anthony T.
  Gianpietro          Treasurer                Treasurer and Comptroller


The principal officers of SAC are:

                        POSITION WITH       POSITION WITH
      NAME                   SAC               THE FUND
      ----              -------------       -------------
Rodney A. Buck     Chief Executive Officer     None
Robert L. Lee,
  Jr.              Senior Vice President       None
Richard A. Pender  Senior Vice President       None
David M. Brownlee  Senior Vice President       None
D. Russell Morgan  Counsel                     None
Dean R. Howe       Treasurer                   None

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


The Advisers, other than Wilshire, to the Fund place all portfolio orders on behalf of each Portfolio and attempt, in all cases, to obtain the most favorable prices and executions. The Advisers may place orders with brokers that are affiliated persons of the Fund pursuant to procedures established by the Board of Directors. However, in no event will persons affiliated with the Fund deal with the Fund as principal in the purchase and sale of the Fund's portfolio securities.


Equity securities are customarily traded on the stock exchange, but may also be traded over-the-counter. Bonds and debentures are customarily traded over-the-counter but may be traded on the bond exchange. Money market instruments are traded primarily in the over-the-counter market. Purchases and sales on the stock exchanges are effected by brokers and normally involve the payment of brokerage commissions. Over-the-counter securities are purchased directly from the issuer or dealers who are usually acting as principals for their own accounts. These securities are generally traded on a net basis and do not involve either brokerage commissions or transfer taxes. Consequently, the cost of executing such transactions consists primarily of mark-ups on the value of the securities or dealer spreads and underwriting commissions.

The Advisers to the Fund determine the brokers to be used for purchases and sales of each Portfolio's securities. There are no arrangements whatsoever, written or oral, relating to the allocation to specific brokers of orders for portfolio transactions. Consideration is given to those firms providing statistical and research services to the investment advisers, but it is generally not the policy of any Portfolio, other than the All Pro Portfolios, to pay higher brokerage commissions to a firm solely because it has provided such services. The sub-advisers to the All Pro Portfolios are authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions but also other relevant factors which may include, without limitation, the execution capabilities of such brokers and dealers, research, custody and other services provided by such brokers and dealers which the sub-adviser believes will enhance its general portfolio management capabilities, the size of the transaction, the difficulty of execution, the operational facilities of such brokers and dealers, the risk to such a broker or dealer of positioning a block of securities, and the overall quality of brokerage and research services provided by such brokers and dealers. In connection with the foregoing, a sub-adviser to an All Pro Portfolio is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it, a higher commission than that charged by other brokers and dealers if the sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of the sub-adviser's overall responsibilities with respect to the relevant Portfolio segment and to any other client accounts or portfolios which the sub-adviser advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by a sub-advisory agreement or otherwise. Statistical and research services furnished by brokers typically include: analysts' reports on companies and industries, market forecasts, economic analyses and the like. Such services may tend to reduce the expenses of the Adviser and this has been considered in setting the advisory fees paid by the Fund.


During the period from January 1, 1998 to December 31, 1998, the Fund paid
aggregate brokerage fees of $[          ] of which $[          ] was paid by the
Growth Portfolio, $[          ] was paid by the Bond Portfolio; $[          ]
was paid by the Managed Portfolio, $[          ] was paid by the Aggressive
Growth Portfolio, $[          ] was paid by the Sentinel Growth Portfolio,
$[          ] was paid by the International Portfolio, $[          ] was paid by
the All Pro Large Cap Growth Portfolio, $[          ] was paid by the All Pro
Small Cap Growth Portfolio, $[          ] was paid by the All Pro Large Cap
Value Portfolio, and $[          ] was paid by the All Pro Small Cap Value
Portfolio.


During the period from January 1, 1997 to December 31, 1997, the Fund paid aggregate brokerage fees of $813,965, of which $585,281 was paid by the Growth Portfolio, $22,837 was paid by the Managed Portfolio, $54,894 was paid by the Aggressive Growth Portfolio, $19,172 was paid by the Sentinel Growth Portfolio, and $131,781 was paid by the International Portfolio.

During the period from January 1, 1996 to December 31, 1996 the Fund paid aggregate brokerage fees of $568,287, of which $383,187 was paid by the Growth Portfolio, $12,001 was paid by the Managed Portfolio, $44,424 was paid by the Aggressive Growth Portfolio, $12,441 was paid by the Sentinel Growth Portfolio and $116,234 was paid by the International Portfolio.

                        DETERMINATION OF NET ASSET VALUE

As stated in the Prospectus, the Fund will offer and sell its shares at each Portfolio's per share net asset value. The net asset value of the shares of each Portfolio of the Fund is determined as of the close of the New York Stock Exchange on each day when the New York Stock Exchange is open for business for the day prior to the day on which a transaction is to be effected.


The New York Stock Exchange currently is open each day, Monday through Friday, except the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,

Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Fund's Board of Directors has specifically approved the use of a pricing service for debt securities with maturities generally exceeding one year. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution size, trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Equity investments (including common stocks, preferred stocks, convertible securities, and warrants) and call options written on all portfolio investments listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when such assets are valued. For days having no exchange sales and for unlisted securities, such securities and call options written on portfolio securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System. If no National Market System sales occur on that day, equity securities are valued at the last reported "bid" price and call options written on all portfolio securities for which other over-the-counter market quotations are readily available are valued at the last reported "asked" price. Debt securities with maturities exceeding one year are valued on the basis of valuations furnished by a pricing service when such prices are believed to reflect such securities' fair value.

The value of a foreign security held by the International Portfolio is determined based upon its sale price on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open. Consequently, the net asset value calculation for the Portfolio may not occur contemporaneously with the determination of the most current market prices of the securities included in such calculation. In addition, the value of the net assets held by the Portfolio may be significantly affected on days when shares are not available for purchase or redemption.

Any assets that are denominated in a foreign currency are converted into U.S. dollar equivalents at the prevailing market rates as quoted by generally recognized reliable sources.


Money market instruments with a remaining maturity of 60 days or less held by any Portfolio, and all instruments held by the Money Market Portfolio (including master demand notes) will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. During period of declining interest rates, the daily yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost resulted in a lower aggregate portfolio value on a particular day, a prospective investor would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

Use of the amortized cost valuation method by the Money Market Portfolio requires that Portfolio to maintain a dollar-weighted average maturity of 90 days or less and to only purchase obligations having remaining maturities of 13 months or less. In addition, the Portfolio can invest only in obligations determined by the Directors to present minimal credit risks. When an eligible security (described in the Prospectus) goes into default or has its rating downgraded thereby causing it to no longer be an eligible security, the Directors must promptly reassess whether such security presents a minimal credit risk and whether continuing to hold the security is in the Portfolio's best interest. In addition, as to certain types of investments, the Portfolio may only invest in obligations meeting the quality requirements spelled out in the Prospectus. Furthermore, investments in the securities of any one issuer may not exceed 5% of the Portfolio's total assets at the time of such purchase, nor may investments in "second-tier securities" (eligible securities which are not rated in the highest short term rating category by at least two nationally recognized statistical rating organizations (NRSRO) or one NRSRO if it is the only NRSRO rating that security or comparable unrated securities), exceed 5% of the Portfolio's total assets nor may investments in any one issuer exceed the greater of 1% of the Portfolio's total assets or $1 million. The Directors have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of that Portfolio's investment holdings by the Directors, at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or equivalents deviates from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to new or existing investors, the Directors will take such corrective action as they regard as necessary and appropriate, including: the sale of Portfolio instruments prior to maturity; the withholding of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind or the establishment of a net asset value per share based upon available market quotations.

The methods used to value other assets of each Portfolio are described more fully in the Prospectus.

                              REDEMPTION OF SHARES

The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which (a) trading on the New York Stock Exchange is restricted or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                                     TAXES

Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio intends to elect and to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio is required to distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions). To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are ancillary to the Fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its investing in such stock, securities or currencies. Moreover, at the close of each quarter of each Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding securities of the issuer. In addition, at the close of each quarter of each Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer. If each Portfolio qualifies as a "regulated investment company" and complies with the relevant provisions of the Code, each Portfolio will be relieved of federal income tax on the part of its net ordinary income and realized net capital gain which it distributes to the separate accounts. If a Portfolio fails to qualify as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains and distributions to its shareholders will constitute ordinary dividend income to the extent of such Portfolio's available earnings and profits, and policyholders could be subject to current tax on distributions received with respect to Portfolio shares.


Each Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For these purposes, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions are all considered the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectuses for the policies or the contracts.

A Portfolio will not be subject to the 4% Federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year because the tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.


FOREIGN TAXES. Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the International Portfolio) to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. The International Portfolio will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While policyholder will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the International Portfolio.


The discussion of "Dividends, Distributions and Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service. For further information, consult the prospectuses and/or statements of additional information for the respective policies and contracts, as well as your own tax adviser.

                                 CAPITAL STOCK

The Fund was incorporated in Maryland on March 21, 1985. The authorized capital stock of the Fund consists of two hundred million shares of common stock $.01 par value. The shares of common stock are divided into eleven classes -- Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, All Pro Large

Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio and All Pro Small Cap Value Portfolio common stock. The Money Market Portfolio currently consists of 150 million shares and the Growth Portfolio consists of 50 million shares; each of the remaining classes currently consists of five million shares. The Fund may establish additional portfolios and may allocate its shares either to such new classes or to any of the eleven existing classes.

The balance of the shares may be issued to the existing Portfolios or to new Portfolios having the number of shares and descriptions, powers, and rights, and the qualifications, limitations, and restrictions as the Board of Directors may determine. The Board of Directors also may change the designation of any Portfolio and may increase or decrease the numbers of shares of any Portfolio, but may not decrease the number of shares of any Portfolio below the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in the net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

VOTING RIGHTS


As an investment company incorporated in Maryland, the Fund is not required to hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever one or more of the following is required to be acted on by shareholders pursuant to the Investment Company Act of 1940: (1) election of directors; (2) approval of an investment advisory agreement; (3) ratification of selection of independent auditors; or (4) approval of an underwriting agreement.


All shares of common stock have equal voting rights (regardless of the net value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all the Portfolios are substantially identical (such as the election of Directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all the Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of an Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

Matters requiring separate shareholder voting by a Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolios; or (2) the matter has not been approved by a 1940 Act majority of the outstanding voting securities of the Fund.

                                 CODE OF ETHICS

The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act (the "Code of Ethics"). The Code of Ethics covers the conduct (including the personal securities transactions) of each officer and director of the Fund, as well as of any employees of the Fund who participate in the selection of the Fund's Portfolio securities or who have access to information regarding the Fund's pending purchases and sales of Portfolio securities (collectively referred to as "Advisory Persons"). The Code of Ethics also covers the general conduct and personal securities transactions of (but does not impose securities transaction reporting requirements on) any officer, director, and employee of either NAM, PIMC, SAC, TBC, the sub-advisers of the All Pro Portfolios or 1717 Capital Management Company ("1717"), the principal underwriter of the Fund, who participates in the selection of the Fund's portfolio securities or who has access to information regarding the Fund's pending purchases and sales of portfolio securities (also "Advisory Persons").

In general, the Code of Ethics restricts purchases or sales of securities being purchased or sold or being considered for purchase or sale by the Fund by any of the directors, officers, or employees of any of the Fund, the Advisers, or 1717. Advisory Persons are also prohibited from purchasing securities in an initial public offering and are also restricted in their purchases of private offerings of securities. The Code of Ethics also describes certain "blackout periods" during which: (1) no Advisory Person or no director, officer, or employee of the Fund may acquire ownership of a security on a day during which the Fund has a pending order to purchase or sell that same security; and (2) no person responsible for day-to-day portfolio management of any Portfolio shall purchase or sell any security within seven days before or after the Fund trades in such security. Certain specified transactions are exempt from the provisions of the Code of Ethics. Each of the sub-advisers for the All Pro Portfolios has adopted a similar code of ethics under Rule 17j-1, which codes impose substantially identical restrictions on Advisory Persons of the Fund.

                                 OTHER SERVICES

CUSTODIAN FOR INTERNATIONAL PORTFOLIO

The custodian for all foreign securities and assets of the International Portfolio is Citibank, N.A. Securities purchased for the Portfolio outside of the U.S. are maintained in the custody of foreign banks and trust companies which are members of Citibank's Global Custody Network and foreign depositories (foreign sub-custodians). Citibank and each of the foreign custodial institutions holding securities of the Portfolio has been approved by the Board in accordance with regulations under the 1940 Act.

The Board reviews, at least annually, whether it is in the best interest of the Portfolio and its shareholders to maintain Portfolio assets in each custodial institution. However, with respect to foreign sub-custodians, there can be no assurance that the Portfolio and the value of its shares will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to the Portfolio's foreign sub-custodian arrangements. Accordingly, an investor should recognize that the noninvestment risks involved in holding assets abroad may be greater than those associated with investing in the U.S.

INDEPENDENT ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103, has been selected to serve as the Fund's independent accountants.


The financial statements of the Growth, Money Market, Bond, Managed, Aggressive Growth, Sentinel Growth and International Portfolios in this SAI and the financial highlights included in the Prospectus have been audited by PricewaterhouseCoopers LLP, Independent Accountants, and have been included in reliance upon the report of such firm given on their authority as experts in accounting and auditing.


LEGAL MATTERS


Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters pertaining to federal securities laws applicable to the Fund.


UNDERWRITERS

1717 Capital Management Company ("1717") serves, without compensation from the Fund, as the principal underwriter of the Fund, pursuant to an agreement with the Fund. Under the terms of the agreement, 1717 is not obligated to sell any specific number of shares. 1717 has authority, pursuant to the agreement to enter into similar contracts with other insurance companies and with other entities registered as broker-dealers under the Securities Exchange Act of 1934.

ADDITIONAL INFORMATION

This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the 1940 Act, to which reference is hereby made.

                              FINANCIAL STATEMENTS


                                                               PAGE
                                                              ------
Report of Independent Accountants...........................  F-2
Statement of Net Assets as of December 31, 1998.............  F-3
Statements of Operations for the Year Ended December 31,
  1998......................................................  F-[  ]
Statements of Changes in Net Assets for the Year Ended
  December 31, 1998.........................................  F-[  ]
Statements of Changes in Net Assets for the Year Ended
  December 31, 1998.........................................  F-[  ]
Financial Highlights........................................  F-[  ]
Notes to Financial Statements, December 31, 1998............  F-[  ]

                                                                      APPENDIX A

                  DESCRIPTION OF MONEY MARKET INSTRUMENTS AND
                       COMMERCIAL PAPER AND BOND RATINGS


PERMITTED INVESTMENTS OF THE MONEY MARKET PORTFOLIO



U.S. GOVERNMENT SECURITIES: These are obligations issued by or guaranteed as to interest and principal by the government of the United States or any agency or instrumentality thereof. They may include instruments that are supported by the full faith and credit of the United States, such as Treasury Bills, Notes and Bonds; instruments that are supported by the right of the issuer to borrow from the Treasury, such as Home Loan Bank securities; and securities that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds.



BANK OBLIGATIONS: These are obligations (including certificates of deposit, time deposits, and bankers' acceptances) of: (1) domestic banks (including savings banks) and foreign branches of domestic banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") and have total assets of at least $1 billion; (2) domestic banks and foreign branches thereof and savings and loan associations that have less than $1 billion of total assets where the principal amount of the obligation is insured in full by the FDIC. No more than 10% of the Portfolio's assets may be invested in obligations of institutions in category (2).



Certificates of Deposit generally are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals ("coupon dates") based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Typically, dealers selling variable rate certificates of deposit agree to repurchase such instruments, at the purchaser's option, at par on the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by the various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. Variable rate certificates of deposit may be sold in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate at the time of issue than comparable fixed rate certificates of deposit.


Bankers' Acceptances are short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. These instruments reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.


REPURCHASE AGREEMENTS: Repurchase agreements with (1) banks or (2) government securities dealers recognized as primary dealers by the Federal Reserve System, provided that:



        (a) at the time the repurchase agreement is entered into, and throughout the duration of the repurchase agreement, the collateral has a market value at least equal to the value of the repurchase agreement;



        (b) the collateral consists of government securities or instruments rated in the highest rating category by at least two nationally recognized statistical rating organizations; and



        (c) the maturity of the repurchase agreement does not exceed 30 days.



COMMERCIAL PAPER: Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.

OTHER CORPORATE DEBT OBLIGATIONS: These are outstanding nonconvertible corporate debt obligations that were not issued as short-term obligations but have thirteen months or less remaining until maturity and which, at the date of investment, are rated AA or better by S&P or Aa or better by Moody's.



The Money Market Portfolio will only invest in instruments denominated in U.S. dollars that the Adviser, under the supervision of the board of directors of the Fund, determines present minimal credit risks and are, at the time of acquisition, either:



        (1) rated in the two highest rating categories by at least two NRSROs, or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument; or



        (2) in the case of an unrated instrument, determined by the Adviser under the supervision of the board of directors to be of comparable quality to the above; or



        (3) issued by an issuer that has received a rating of the type described in (1) above on other securities that are comparable in priority and security to the instrument.



All of the Money Market Portfolio's money market instruments mature in 13 months or less. The average maturity of the Portfolio's portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.


COMMERCIAL PAPER RATINGS

The rating A-1 is the highest rating assigned by Standard & Poor's Corporation ("S&P") to commercial paper which is considered by S&P to have the following characteristics: liquidity ratios of the issuer are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance

                           PART C. OTHER INFORMATION


ITEM 23.  Financial Statements and Exhibits


(a) Financial Statements.


The following financial statements are filed as part of this Registration Statement(1):


Included in Part A--Prospectus of the Registration Statement:

          Financial Highlights

Included in Part B--Statement of Additional Information of the Registration
Statement:

         Report of Independent Accountants
         Statement of Net Assets as of December 31, 1998
         Statements of Operations for the Year Ended December 31, 1998 Statements of Changes in Net Assets for the Year Ended December 31, 1998
         Statements of Changes in Net Assets for the Year Ended December 31,
         1997
         Notes to Financial Statements, December 31, 1998

(1) To be filed by amendment

(b) Exhibits

The following exhibits are filed herewith:


(a)(1)   Articles of Incorporation of the Market Street Fund, Inc.
         (the "Fund")(1)
(a)(2)   Articles Supplementary(1)
(a)(3)   Articles Supplementary(1)
(a)(4)   Articles Supplementary(1)
(b)(1)   By-Laws of the Fund(1)
(b)(2)   Amendment to By-Laws(1)
(c)      Form of Certificate for Shares of Common Stock of the
         Fund(1)
(d)(1)   Investment Advisory Agreement between the Fund and
         Providentmutual Investment Management Company (PIMC)(1)
(d)(2)   Investment Advisory Agreement between the Fund and Sentinel
         Advisors Company(1)
(d)(3) Amendment to Investment Advisory Agreement between the Fund and Sentinel Advisors Company(2)
(d)(4) Amendment to Investment Advisory Agreement Between the Fund and Sentinel Advisors Company(3)
(d)(5)   Investment Advisory Agreement between the Fund and Sentinel
         Advisors Company with respect to the Growth Portfolio(4)
(d)(6) Investment Advisory agreement between the Fund and PIMC with respect to the International Portfolio(1)
(d)(7)   Investment Sub-Advisory Agreement between PIMC and The
         Boston Company Asset Management, Inc.(1)
(d)(8) Investment Advisory Agreement between the Fund and PIMC respecting All Pro Portfolios(1)
(d)(9) Form of Agreement between PIMC and its Sub-Advisers respecting All Pro Portfolios(1)
(d)(10)  Investment Management Consulting Agreement between PIMC and
         Wilshire Associates Incorporated respecting All Pro
         Portfolios(1)
(e)(1)   Underwriting Agreement between the Fund and PML Securities,
         Inc.(1)
(e)(2)   Amendment to Underwriting Agreement between the Fund and PML
         Securities, Inc.(1)
(e)(3)   Amendment to Underwriting Agreement between the Fund and PML
         Securities, Inc.(1)

(e)(4)   Amendment to Underwriting Agreement between the Fund and PML
         Securities, Inc.(1)
(e)(5)   Amendment to Underwriting Agreement between the Fund and PML
         Securities, Inc.(1)
(f)      Inapplicable
(g)(1)   Custody Agreement between the Fund and Provident National
         Bank(1)
(g)(2)   Amendment to Custody Agreement between the Fund and
         Provident National Bank(1)
(g)(3)   Amendment to Custody Agreement between the Fund and
         Provident National Bank(1)
(g)(4)   Amendment to Custody Agreement between the Fund and
         Provident National Bank(1)
(g)(5)   Custodial Services Agreement between the Fund and Citibank,
         N.A.(1)
(h)(1)   Agreement and Plan of Reorganization among Providentmutual
         Variable Life Growth Account, Providentmutual Variable Life
         Money Market Account, Providentmutual Variable Life Bond
         Account and the Fund(1)
(h)(2)   Reimbursement agreement between Provident Mutual Life
         Insurance Company of Philadelphia and the Fund(1)
(h)(3)   Administration Agreement between the Fund and Provident
         Institutional Management Corporation(1)
(h)(4)   Amendment to Administration Agreement between the Fund and
         Provident Financial Processing Corporation (PFPC)(1)
(h)(5)   Amendment to Administration Agreement between the Fund and
         PFPC(1)
(h)(6)   Amendment to Administration Agreement between the Fund and
         PFPC(1)
(h)(7) Transfer Agency Agreement between the Fund and PFPC, as amended(1)
(h)(8)   Amendment to Transfer Agency Agreement between the Fund and
         PFPC(1)
(h)(9)   Amendment to Transfer Agency Agreement between the Fund and
         PFPC(1)
(h)(10)  Participation Agreement among the Fund, Provident Mutual
         Life Insurance Company, and PML Securities, Inc.(1)
(h)(11) Participation Agreement among the Fund, Providentmutual Life and Annuity Company of America, and PML Securities, Inc.(1)
(h)(12)  Participation Agreement among the Fund, National Life
         Insurance Company and PML Securities, Inc.(3)
(h)(13)  Amendment to Participation Agreement among the Fund,
         National Life Insurance Company and PML Securities, Inc.(1)
(i)      Opinion and consent of Adam Scaramella, Esq.(1)
(j)(1) Consent of Sutherland Asbill & Brennan LLP (to be filed by amendment)
(j)(2) Consent of PricewaterhouseCoopers LLP (to be filed by amendment)
(k)      Inapplicable
(l)(1)   See Number (h)(1) above(1)
(l)(2)   Investment Letter from National Life Insurance Company(3)
(m)      Inapplicable
(n)      Financial Data Schedules (to be filed by amendment)
(o)      Inapplicable


-------------------------
(1) Incorporated herein by reference to Post-Effective Amendment No. 19 filed with the Securities and Exchange Commission on April 24, 1998, File No. 2-98755.
(2) Incorporated herein by reference to Post-Effective Amendment No. 13 filed with Securities and Exchange Commission on February 28, 1996, File No. 2-98755.
(3) Incorporated herein by reference to Post-Effective Amendment No. 14 filed with Securities and Exchange Commission on March 19, 1996, File No. 2-98755.
(4) Incorporated herein by reference to Post-Effective Amendment No. 16, filed with Securities and Exchange Commission on February 21, 1997, File No. 2-98755.

ITEM 24.  Persons Controlled by or Under Common Control with Registrant


Currently, shares of the Fund are sold to separate accounts of Provident Mutual Life Insurance Company ("Provident Mutual"), Providentmutual Life and Annuity Company of America ("PLACA") and National Life Insurance Company ("NLIC") to fund the benefits under certain variable life insurance policies and variable annuity contracts issued or assumed by Provident Mutual or PLACA and variable life insurance policies issued by NLIC.

No person has the direct or indirect power to control Provident Mutual or NLIC except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. As mutual life insurance companies, Provident Mutual and NLIC have no stockholders. Their Boards of Directors are elected by the Policyholders. PLACA is a wholly-owned subsidiary of Provident Mutual.

Persons controlled by or under common control with the registrant follow:

                                                PERCENT OF VOTING
          NAME               JURISDICTION       SECURITIES OWNED          PRINCIPAL BUSINESS
          ----               ------------       -----------------         ------------------
Provident Mutual             Pennsylvania    Mutual Company             Life & Health Insurance
  Life Insurance Company*
  (Provident Mutual)
Providentmutual Life and     Delaware        Ownership of all           Life & Health Insurance
  Annuity Company                            voting securities
  of America*                                by Provident Mutual
Provident Mutual             Delaware        Ownership of all voting    Life & Health Insurance
  International                              securities by
  Life Insurance Company                     Provident Mutual
Providentmutual              Pennsylvania    Ownership of all           Holding Company
  Holding Company (PHC)*                     voting securities
                                             by Provident Mutual
1717 Capital Management      Pennsylvania    Ownership of all voting    Broker/Dealer
  Company*                                   securities by PHC
1717 Brokerage Services      Pennsylvania    Ownership of all voting    Insurance Agency
  Inc.                                       securities by PHC
Providentmutual              Pennsylvania    Ownership of all voting    Investment Adviser
  Investment                                 securities by PHC
  Management Company*
Washington Square            Pennsylvania    Ownership of all voting    Administrative Services
  Administrative                             securities by PHC
  Services, Inc.*
Institutional Concepts,      New York        Ownership of all voting    Insurance Agency
  Inc.*                                      securities by PHC
Provestco, Inc.*             Delaware        Ownership of all voting    Real Estate Investment
                                             securities by PHC
PNAM, Inc.*                  Delaware        Ownership of all voting    Holding Company
                                             securities by PHC
Sigma American               Delaware        Ownership of 80.2%         Investment Management
  Corporation*                               voting securities by       and Advisory Services
                                             PHC and 19.8% by
                                             Provident Mutual

                                                PERCENT OF VOTING
          NAME               JURISDICTION       SECURITIES OWNED          PRINCIPAL BUSINESS
          ----               ------------       -----------------         ------------------
Provident Mutual             Delaware        Ownership of all voting    Investment Management
  Management Co., Inc.*                      securities by Sigma        and Advisory Services
                                             American Corporation
Software Development         Pennsylvania    Ownership of all           Development and
  Corporation*                               voting securities          Marketing of Computer
                                             by PHC                     Software

-------------------------
 * File Consolidated Financial Statements.


ITEM 25.  Indemnification


Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee ("corporate representative") of the registrant, except a proceeding brought by or on behalf of the registrant, the registrant may indemnify the corporate representative against expenses, including attorneys' fees and judgments, fines, and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he acted in good faith and in a manner he reasonably believed to be in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The registrant is also authorized under section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the registrant.


The By-laws of the Fund (Exhibit (b) of this Registration Statement) provide that the Fund may indemnify its corporate representatives in a manner that is consistent with the laws of the State of Maryland. The By-laws preclude indemnification for "disabling conduct" (willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office) and sets forth reasonable and fair means for determining whether indemnification shall be made.



Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



ITEM 26.  Business and Other Connections of Investment Adviser


The directors and officers of Providentmutual Investment Management Company
(PIMC) also serve as officers of Provident Mutual.

ITEM 27.  Principal Underwriters


a. 1717 Capital Management Company is principal underwriter for the Fund.

b. Set forth below is certain information regarding the directors and officers of 1717, the principal underwriter to the Fund. Unless otherwise stated, the business address of the persons whose names appear below is 300 Continental Drive, Newark, Delaware 19713.


                                                    (2)                         (3)
                 (1)                     POSITIONS AND OFFICES WITH    POSITIONS AND OFFICES
                NAME                       PRINCIPAL UNDERWRITER          WITH REGISTRANT
                ----                     --------------------------    ---------------------
Mary Lynn Finelli*...................    Director                      None
Alan F. Hinkle*......................    Director                      None
Robert W. Kloss*.....................    Director                      None
J. Kevin McCarthy*...................    Director                      None
James G. Potter, Jr.*................    Director                      Vice President
Joan C. Tucker.......................    Director                      None
Lance A. Reihl.......................    President                     None
Rosanne Gatta**......................    Treasurer                     President
Linda M. Springer*...................    Financial Reporting           None
                                         Officer


-------------------------
 * 1050 Westlakes Drive, Berwyn, PA 19312
** 1205 Westlakes Drive, Berwyn, PA 19312


ITEM 28.  Location of Accounts and Records


The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by the Fund and Providentmutual Investment Management Company at 103 Bellevue Parkway, Wilmington, DE 19809 and 1050 Westlakes Drive, Berwyn, PA 19312, by Newbold's Asset Management, Inc. at 937 Haverford Road, Bryn Mawr, Pennsylvania 19010, by Sentinel Advisors Company at National Life Drive, Montpelier, Vermont 05604, by Provident National Bank at Broad & Chestnut Streets, Philadelphia, Pennsylvania 19101, or by PFPC at 103 Bellevue Parkway, Wilmington, Delaware 19809, or for the International Portfolio by Citibank, N.A. 111 Wall Street, New York, New York 10043.


ITEM 29.  Management Services


Inapplicable.


ITEM 30.  Undertakings



 Inapplicable.

                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BERWYN, COMMONWEALTH OF PENNSYLVANIA ON THIS 23RD DAY OF FEBRUARY 1999.


                                          MARKET STREET FUND, INC.

                                          BY:        /s/ ROSANNE GATTA

                                            ------------------------------------
                                                       ROSANNE GATTA
                                                         PRESIDENT

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                      SIGNATURE                                      TITLE                      DATE
                      ---------                                      -----                      ----
                  /s/ ROSANNE GATTA                    President                          February 23, 1999
-----------------------------------------------------    (Principal Executive
                    ROSANNE GATTA                        Officer)

             /s/ ANTHONEY T. GIAMPIETRO                Treasurer                          February 23, 1999
-----------------------------------------------------    (Principal Financial and
               ANTHONEY T. GIAMPIETRO                    Accounting Officer)

                 /s/ ROBERT W. KLOSS                   Director                           February 23, 1999
-----------------------------------------------------
                   ROBERT W. KLOSS

                          *                            Director                           February 23, 1999
-----------------------------------------------------
                      ALAN GART

                          *                            Director                           February 23, 1999
-----------------------------------------------------
                 A. GILBERT HEEBNER

                          *                            Director                           February 23, 1999
-----------------------------------------------------
                      LEO SLACK

                          *                            Director                           February 23, 1999
-----------------------------------------------------
                  EDWARD S. STOUCH

            *By: /s/ JAMES G. POTTER, JR.
   -----------------------------------------------
                JAMES G. POTTER, JR.
                  Attorney-in-Fact,
            Pursuant to Power of Attorney